MML SERIES INVESTMENT FUND

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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MML SERIES INVESTMENT FUND

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MML SERIES INVESTMENT FUND

March     , 2005

Dear Variable Annuity Contract or Variable Life Insurance Policy Owner:

Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company (each, an “Insurance Company”) offer variable annuity contracts and variable life insurance policies which are issued by separate accounts, each of which is a unit investment trust and consists of certain investment divisions/subaccounts that are available under the annuity contracts and insurance policies funded through the separate accounts. Each of the investment divisions/subaccounts invests in corresponding funds.

If you have had your variable annuity contract or variable life insurance policy for some time, you will recall that your Insurance Company periodically asks you to tell it how you would like it to represent your interests at meetings of shareholders of the various families of funds that underlie the investment divisions/subaccounts available in your variable annuity contract or variable life insurance policy. The issues that are considered at shareholder meetings generally have to do with the management of a family of funds or the funds within that family. The MML Series Investment Fund (the “Trust”) is one of these families of funds, and the funds of the Trust include the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund (collectively, the “Funds”).

Included in this booklet is information about the upcoming shareholders’ meeting of the Funds (the “Special Meeting”):

•	A Notice of Special Meeting of Shareholders of each of the Funds, which summarizes the issues for which you are being asked to provide voting instructions; and

•	A Proxy Statement for the Special Meeting, which provides comprehensive information on the specific issues being considered at the Special Meeting.

Also enclosed are your ballot and postage-paid return envelope.

We encourage you to review each of these items thoroughly. Once you have determined how you would like your Insurance Company to vote your shares at the Special Meeting, please mark your preferences on your ballot, making sure that you sign and date your ballot before mailing it in the postage-paid envelope. A prompt response on your part will help to ensure that your interests are represented.

Sincerely,

David W. O’Leary

President

MML Series Investment Fund

MML Series Investment Fund

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 18, 2005

Dear Variable Annuity Contract or Variable Life Insurance Policy Owner:

The net premiums or contributions you paid under your variable life insurance policy or variable annuity contract offered by Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, or MML Bay State Life Insurance Company (each, an “Insurance Company”) have been allocated at your direction to investment divisions/subaccounts of a separate account or accounts of your Insurance Company (the “Separate Accounts”). The divisions/subaccounts of the Separate Accounts invest in, among other things, one or more corresponding series of MML Series Investment Fund (the “Trust”), an open-end management investment company, including one or more of the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund (each, a “Fund” and collectively, the “Funds”).

As policy owner or contract owner of record at the close of business on February 18, 2005 (the “Record Date”), you are entitled to instruct your Insurance Company as to how it should vote on certain proposals to be considered at the Special Meeting of each Fund’s shareholders.

The Special Meeting of shareholders of each Fund will be held at offices of the Trust, 1295 State Street, Springfield, MA 01111, on Monday, April 18, 2005 at 1:00 p.m., Springfield time. You are entitled to provide your Insurance Company with voting instructions on the following proposals to be voted upon at the Special Meeting:

1.	To approve the reorganization of each Fund (a “Reorganization”) from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series (a “New Fund”) of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund providing for, and the authorization of certain related actions involving, (i) the transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of the Fund, and (ii) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund.)
2.	To approve amendments to and the elimination of certain fundamental investment restrictions of each Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund and separately on each proposed amendment and elimination.)
3.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Attached to this notice is the Proxy Statement of the Funds. You are urged to read this statement carefully before completing your ballot.

Thomas M. Kinzler,

Vice President and Secretary

MML Series Investment Fund

March     , 2005

It is important that your contract be represented. Please promptly mark your voting instructions on the enclosed ballot; then, sign, date and mail it in the accompanying postage-paid return envelope. Your prompt response will help avoid the unnecessary expense of a further solicitation of ballots.

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, Massachusetts 01111

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 18, 2005

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Funds, each a series of MML Series Investment Fund (the “Trust”), will be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Monday, April 18, 2005 at 1:00 p.m., Springfield time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated March     , 2005:

1.	To approve the reorganization of each Fund (a “Reorganization”) from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series (a “New Fund”) of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund providing for, and the authorization of certain related actions involving, (i) the transfer of all of the assets of the Fund to the corresponding New Fund, in exchange for shares of the corresponding New Fund and the assumption by the corresponding New Fund of all of the liabilities of the Fund, and (ii) the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund.)

2.	To approve amendments to and the elimination of certain fundamental investment restrictions of each Fund. (To be voted upon by the shareholders of each Fund, voting separately by Fund and separately on each proposed amendment and elimination.)

3.	To transact such other business as may properly come before the Meeting, or any adjournment(s) thereof.

Shareholders of record as of the close of business on February 18, 2005 will be entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof. If you attend the Meeting, you may vote your shares in person. EVEN IF YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Any shareholder present at the Meeting may vote personally on all matters brought before the Meeting and, in that event, such shareholder’s proxy will not be used. The enclosed proxy card is being solicited on behalf of the Board of Trustees of the Trust.

By order of the Trustees of the Trust,

Thomas M. Kinzler,

Vice President and Secretary

March     , 2005

MML SERIES INVESTMENT FUND

1295 State Street

Springfield, MA 01111

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

MML Small Company Opportunities Fund

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 18, 2005

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of MML Series Investment Fund (the “Trust”), of which each of the above-referenced funds (each, a “Fund” and collectively, the “Funds”) is a series, for use at the special meeting of the shareholders of the Funds (the “Meeting”) to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, at 1:00 p.m., Springfield time, on Monday, April 18, 2005, and at any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”). The Notice, this Proxy Statement and the enclosed proxy card are first being mailed, or otherwise being made available, to shareholders on or about March     , 2005. Please read this Proxy Statement and keep it for future reference.

This Meeting has been called for the purpose of having the shareholders of the Funds consider and take action upon the proposals listed in the Notice (the “Proposals”). The Proxy Statement contains information you should know before voting on the Proposals. As described in the Proxy Statement, while shareholders are being asked to eliminate certain so-called “fundamental” investment restrictions, this is being done to enhance future flexibility. None of the advisers to the Funds has any present intention of changing the way that the Funds are managed. The following is a list of the Proposals presented in this Proxy Statement for which the Funds are soliciting proxies and the Funds that are affected by such Proposals:

Proposal	Affected Funds
Proposal 1: To approve the reorganization of each Fund (each, a “Reorganization” and collectively, the “Reorganizations”) from a separate series of the Trust, a Massachusetts business trust, into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust (the “New Trust”), pursuant to an Agreement and Plan of Reorganization of the Fund (each, a “Plan” and collectively, the “Plans”).	All Funds

Proposal 2.A: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to diversification of investments.	MML Blend Fund MML Enhanced Index Core Equity Fund MML Equity Fund MML Inflation-Protected Bond Fund MML Managed Bond Fund MML Money Market Fund MML Small Cap Equity Fund
Proposal 2.B: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing securities on margin.	MML Blend Fund MML Equity Fund MML Managed Bond Fund MML Money Market Fund MML Small Company Opportunities Fund
Proposal 2.C: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in commodities and commodity contracts.	All Funds
Proposal 2.D: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing securities of companies less than three years old.	MML Blend Fund MML Equity Fund MML Managed Bond Fund MML Money Market Fund
Proposal 2.E: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to investment in real estate.	All Funds
Proposal 2.F: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to participation in the underwriting of securities.	MML Enhanced Index Core Equity Fund MML Inflation-Protected Bond Fund MML Small Cap Equity Fund
Proposal 2.G: To approve an amendment to a Fund’s fundamental investment restriction with respect to participation in the underwriting of securities and purchasing restricted securities.	MML Small Company Opportunities Fund
Proposal 2.H: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to making loans.	All Funds
Proposal 2.I: To approve an amendment to certain Funds’ fundamental investment restrictions with respect to borrowing money and issuing senior securities.	MML Blend Fund MML Enhanced Index Core Equity Fund MML Equity Fund MML Inflation-Protected Bond Fund MML Managed Bond Fund MML Money Market Fund MML Small Cap Equity Fund

Proposal 2.J: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to pledging, mortgaging, and/or hypothecating fund assets.	MML Blend Fund MML Enhanced Index Core Equity Fund MML Equity Fund MML Inflation-Protected Bond Fund MML Managed Bond Fund MML Money Market Fund MML Small Cap Equity Fund
Proposal 2.K: To approve an amendment of a Fund’s fundamental investment restriction with respect to borrowing money, issuing senior securities and pledging, mortgaging or hypothecating fund assets.	MML Small Company Opportunities Fund
Proposal 2.L: To approve an amendment of a Fund’s fundamental investment restriction with respect to concentrating investments in an industry.	MML Small Company Opportunities Fund
Proposal 2.M: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to short sales.	MML Blend Fund MML Enhanced Index Core Equity Fund MML Equity Fund MML Inflation-Protected Bond Fund MML Managed Bond Fund MML Money Market Fund MML Small Cap Equity Fund
Proposal 2.N: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.	MML Enhanced Index Core Equity Fund MML Inflation-Protected Bond Fund MML Small Cap Equity Fund
Proposal 2.O: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to making loans to any officer, trustee or director, or employee of the Trust or Massachusetts Mutual Life Insurance Company (“MassMutual” or in its capacity as the investment manager of each Fund, the “Adviser”), or to MassMutual	MML Blend Fund MML Equity Fund MML Managed Bond Fund MML Money Market Fund MML Small Company Opportunities Fund
Proposal 2.P: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or directors or trustees of MassMutual or the Trust.	MML Blend Fund MML Equity Fund MML Managed Bond Fund MML Money Market Fund

Proposal 2.Q: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to writing, purchasing or selling puts, calls or combinations thereof.	MML Blend Fund MML Equity Fund MML Managed Bond Fund MML Money Market Fund MML Small Company Opportunities Fund
Proposal 2.R: To approve the elimination of certain Funds’ fundamental investment restrictions with respect to investing in securities of other investment companies.	MML Blend Fund MML Equity Fund MML Managed Bond Fund MML Money Market Fund MML Small Company Opportunities Fund

With respect to Proposal 1, the shareholders of each Fund will vote separately on their Fund’s Plan. With respect to Proposal 2, the shareholders of each Fund will vote separately by Fund and separately on each Proposal 2.A through 2.R affecting the Fund.

Timely, properly executed proxies will be voted as you instruct. If no specification is made with respect to a Proposal, shares will be voted in accordance with the recommendation of the Board as to that Proposal. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail (“e-mail”) by officers and Trustees of the Trust and officers and employees of the Adviser, or its affiliates, and other representatives of the Trust, as described below. The Adviser will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on February 18, 2005 (the “Record Date”) are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. As of the Record Date, the following shares of each Fund were issued and outstanding and entitled to vote:

MML Blend Fund	65,109,975.350 shares
MML Enhanced Index Core Equity Fund	1,859,690.231 shares
MML Equity Fund	58,481,240.434 shares
MML Inflation-Protected Bond Fund	8,894,668.683 shares
MML Managed Bond Fund	30,876,222.773 shares
MML Money Market Fund	115,181,464.184 shares
MML Small Cap Equity Fund	7,842,565.958 shares
MML Small Company Opportunities Fund	4,245,943.203 shares

Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

The principal executive offices of the Trust are located at 1295 State Street, Springfield, MA 01111. The Trust was established by MassMutual for the purpose of providing an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies, including MassMutual and its life insurance subsidiaries. Accordingly, shares of the Funds are not offered to the general public.

I.	PROPOSAL 1: REORGANIZATION OF THE FUNDS

At the Meeting, it is proposed that the shareholders of each Fund approve the Reorganization of the Fund, which would change its domicile from a separate series of the Trust, a Massachusetts business trust, to a separate, corresponding series (a “New Fund”) of the New Trust, another Massachusetts business trust. Each Reorganization would be effected pursuant to a Plan which provides for the transfer of all of the assets of the Fund to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the Fund, followed by the liquidation of the Fund.

As described in more detail below in “Information About the Trust and the New Trust”, the New Trust, like the Trust, is a business trust governed by Massachusetts law and an agreement and declaration of trust. It has been newly organized for the purpose of effecting the Reorganizations. The New Trust has separate series representing different portfolios. Each series of the New Trust will have shares representing beneficial interests in the assets and liabilities belonging to that series, and shares of each series may be further divided into separate classes. The New Trust will continue the business of the Funds, and the initial series of the New Trust will be the New Funds.

Each New Fund will have the same investment objectives, policies and restrictions as the corresponding Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders). In addition, each New Fund will be managed by the same investment team as the corresponding Fund using the same investment process, and will have the same management fees and expense structure as the corresponding Fund. In each Reorganization, the shareholders of a Fund will receive shares of the corresponding New Fund, as further described below in “Agreement and Plan of Reorganization.” The following table sets forth for each Fund its corresponding New Fund:

Fund	New Fund
MML Blend Fund	MML Blend Fund
MML Enhanced Index Core Equity Fund	MML Enhanced Index Core Equity Fund
MML Equity Fund	MML Equity Fund
MML Inflation-Protected Bond Fund	MML Inflation-Protected Bond Fund
MML Managed Bond Fund	MML Managed Bond Fund
MML Money Market Fund	MML Money Market Fund
MML Small Cap Equity Fund	MML Small Cap Equity Fund
MML Small Company Opportunities Fund	MML Small Company Opportunities Fund

Background and Reasons for the Reorganizations. At a meeting held on February 7, 2005, the Board, including all Trustees who are not “interested persons” of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (each, an “Independent Trustee”) unanimously approved the Reorganization of each Fund and recommended shareholder approval of each Reorganization. The Board was assisted in its determination by independent legal counsel for the Independent Trustees. The Board determined that each Reorganization would be in the best interests of the relevant Fund, and that the interests of the Fund’s shareholders would not be diluted as a result of effecting the Reorganization.

The Board also took into account the fact that the expected costs of the proposed Reorganizations, including the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, the fees associated with organizing the New Trust and the New Funds and registering the sale of each New Fund’s shares to be issued in the proposed Reorganizations, accounting fees, and legal fees, would be borne by the Adviser and not the Trust or the Funds.

The primary purpose of the Reorganizations is to facilitate administration by moving the series of the Trust that are sub-advised by affiliates of MassMutual to a separate legal entity from the series of the Trust that are sub-advised only by unaffiliated third parties. This would also result in the Funds being overseen by a board of trustees primarily responsible for overseeing sub-advisers that are affiliates of MassMutual and who currently do so for similar funds serving primarily as investment vehicles for retirement plans.

Agreement and Plan of Reorganization. Each Plan provides that the relevant New Fund will acquire all of the assets of the corresponding Fund in exchange for the assumption by the New Fund of all of the liabilities of the Fund and for the issuance of the shares of the New Fund (“Reorganization Shares”), all as of the Exchange Date (defined in each Plan to be May 2, 2005 or such other date as may be agreed upon by the New Fund and the Fund). The following discussion of the Plans is qualified in its entirety by the full text of the Plan for each Fund, the form of which is attached as Exhibit 1 to this Proxy Statement.

Each Fund will sell all of its assets to the corresponding New Fund, and, in exchange, the New Fund will assume all of the liabilities of the Fund and deliver to the Fund a number of full and fractional shares of beneficial interest of the New Fund having an aggregate net asset value equal to the value of the assets of the Fund, less the value of the liabilities of the Fund assumed by the New Fund.

For federal income tax purposes, all of the Reorganizations are expected to be tax-free reorganizations. Provided that the contracts funded through the separate accounts of the insurance company shareholders (the “Contracts”) qualify as life insurance or annuity contracts under Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganizations will not create any tax liability for owners of the Contracts (“Contract Owners”). For more information about the tax consequences of the proposed Reorganizations, see “Federal Income Tax Consequences of the Reorganizations” below.

Upon consummation of the transactions proposed to occur on the Exchange Date, each Fund will distribute pro rata to its shareholders of record as of the Exchange Date the full and fractional Reorganization Shares received by the Fund. Each holder of shares of the Fund will receive a number of full and/or fractional Reorganization Shares having an aggregate net asset value on the Exchange Date equal to the value of the full and/or fractional shares of the Fund held by the shareholder as of the Exchange Date. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding New Fund in the names of the Fund shareholders, each account representing the respective number of full and fractional Reorganization Shares due such shareholder. Because the shares of the New Fund will not be represented by certificates, certificates for Reorganization Shares will not be issued.

The consummation of each Reorganization is subject to the conditions set forth in the Plan, including approval by the Fund’s shareholders and receipt of opinions of counsel, any of which may be waived. Each Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the relevant Fund, prior to the Exchange Date, by mutual consent of the Trustees of the relevant Fund and trustees of the New Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by each New Fund and its corresponding Fund of the transactions contemplated by the Plan will be borne by the Adviser. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a “regulated investment company” within the meaning of Section 851 of the Code.

Other Matters. The investment objectives, policies and restrictions of each Fund (as amended by Proposal 2 to the extent the amendments are approved by shareholders) will be adopted by each New Fund and will not change as a result of the Reorganizations. In addition, the Adviser and investment sub-adviser(s) of each Fund will be the same for each New Fund. Furthermore, the management fees and expense structures of each New Fund will be the same as for the corresponding Fund.

Immediately prior to the Reorganizations, the New Trust and the New Funds will have nominal assets and no liabilities, and the Adviser will be the sole shareholder of each New Fund. As the sole shareholder, the Adviser will vote for the persons elected as trustees of the New Trust, who are described below in “Information About the New Trustees and Officers of the New Trust”, and will approve the investment management agreements between the New Funds and the Adviser and the investment sub-advisory agreements between the New Funds and the current sub-advisers of the Funds. The trustees of the New Trust will elect officers of the New Trust, who are described below in “Information About the New Trustees and Officers of the New Trust.” These officers will have responsibilities comparable to those of the current officers of the Trust.

Information About the Trust and the New Trust. The Trust is governed by an Agreement and Declaration of Trust restated as of May 14, 1993 and as amended from time to time thereafter (the “Trust Declaration of Trust”), Bylaws as amended and restated August 6, 1993 (the “Trust Bylaws”), and its Board. The New Trust is governed by an Amended and Restated Agreement and Declaration of Trust dated February 25, 2005 (the “New Trust Declaration of Trust”), Bylaws (the “New Trust Bylaws”), and its Board of Trustees (the “New Board” or the “New Trustees”). Both trusts are organized as Massachusetts business trusts governed by Massachusetts and federal law.

The Declarations of Trust and Bylaws of the trusts are similar, but not identical, to one another, and therefore shareholders of the Funds may have different rights from shareholders of the New Funds. The following is a summary of significant provisions of the trusts’ Declarations of Trust and Bylaws, including the significant differences between them. For additional information regarding all of the differences, shareholders of a Fund should refer directly to such documents, copies of which may be obtained by contacting the Trust at its address listed on the cover page of this Proxy Statement.

Capitalization. Both Declarations of Trust permit their trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the trustees. The Trustees of the Trust cannot divide the shares of a series into two or more classes without obtaining shareholder approval. The New Trustees of the New Trust, however, may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the New Trustees may determine, without obtaining shareholder approval. None of the Funds or the New Funds are currently divided into two or more classes of shares. The New Trustees do not currently intend to divide the shares of any New Fund into two or more classes, but may do so in the future without obtaining shareholder approval as described above. Should the New Trustees divide a New Fund into two or more classes, all shares of a class of that New Fund would represent an equal proportionate interest in the assets and liabilities belonging to that New Fund allocable to that class.

Shareholder Meetings and Voting Rights and Powers. Shares of both the Funds and the New Funds entitle their holders to one vote per share, with fractional shares voting proportionally. With respect to both the Funds and New Funds, a separate vote will be taken by the applicable fund on matters affecting the particular fund, as determined by its trustees. For example, a change in a fundamental investment policy for a particular fund would be voted upon only by shareholders of that fund. If a New Fund were to be divided into two or more classes of shares, a separate vote would be taken by the applicable class of the New Fund on matters affecting the particular class, as determined by the New Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each fund have noncumulative voting rights with respect to the election of trustees.

Neither trust is required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing trustees and for such other purposes as may be prescribed by law, by the applicable Declaration of Trust, or by the applicable Bylaws. A quorum for a shareholder meeting of the Funds is 30% of the shares entitled to vote in person or by proxy, except that, where the vote is by series, then the quorum is 30% of the shares of that series entitled to vote. A quorum for a shareholder meeting of the New Funds is 10% of the shares entitled to vote in person or by proxy, and, where the vote is by series or by class, the quorum is 10% of the shares of that series or class entitled to vote.

The voting powers of shareholders of each fund are substantially similar. Shareholders of both the Funds and the New Funds have the power to vote for the election of trustees, with respect to any termination of the trusts or any series (or in the case of the New Trust only, any class) thereof, with respect to any amendments of the Declarations of Trust, and with respect to such additional matters relating to the trusts as may be required by the Declarations of Trust, the Bylaws or any registration of the trusts with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable.

Shareholders of both the Funds and the New Funds also have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders. Shareholders of the New Funds, however, do not have the right to bring or maintain any court action, proceeding or claim on behalf of the New Trust or any New Fund without first making demand on the New Trustees requesting the New Trustees to bring or maintain such action, proceeding or claim. In their sole discretion, the New Trustees may submit the matter to a vote of shareholders of the New Trust or New Fund, as appropriate. Any decision by the New Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders shall be made by the New Trustees in their business judgment and shall be binding upon the shareholders. Any decision by the New Trustees to bring or maintain a court action, proceeding or suit on behalf of the New Trust or a New Fund shall be subject to the right of shareholders to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained as described above.

In addition, shareholders of the Funds have the power to remove any Trustee of the Trust by either a vote of shareholders of record holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting of shareholders specifically called for that purpose, or a written declaration filed with the Secretary of the Trust signed by shareholders of record holding not less than two-thirds of the shares then outstanding. The Trustees must promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any or all of the Trustees when requested in writing to do so by the recordholders of not less than 10% of the shares then outstanding. Shareholders of the New Funds, however, do not have the power to vote for the removal of a New Trustee.

Merger, Consolidation or Termination. The New Trust Declaration of Trust provides that, without approval of shareholders, unless otherwise required by applicable law, the New Trustees of the New Funds can cause the New Trust, or any one or more series, including the New Funds, to be merged into or consolidated with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of any state of the United States, to transfer all or a substantial portion of its assets to one or more such entities, or to have one or more such entities, transfer all or a substantial portion of its assets to it. The Trust Declaration of Trust does not contain similar provisions, and accordingly, the Trustees of the Funds can cause the Trust or any of its series to be merged into or consolidated with another trust, series or other entity described above without the prior authorization of shareholders. (In the case of the Reorganizations, although the Trust Declaration of Trust and Trust Bylaws do not require such approval, the Trustees are seeking such shareholder approval in order to meet the requirements of Rule 17a-8 under the 1940 Act.)

The Declarations of Trust provide for the perpetual existence of the trusts. Each trust, however, may be terminated at any time by vote of shareholders holding at least a majority (50% in the case of the New Trust) of the shares of each series entitled to vote or by the trustees of the relevant trust by written notice to the shareholders. Any series (or class in the case of the New Trust) of either trust may be terminated by vote of shareholders holding at least a majority (50% in the case of the New Trust) of the shares of such series (or class in the case of the New Trust) of the relevant trust entitled to vote or by the trustees of the relevant trust by written notice to the shareholders of that series (or class in the case of the New Trust).

Amendments to the Declaration of Trust and Bylaws. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except to change the name of the Trust or to cure technical problems in the Declaration of Trust. No amendment may be made to the New Trust Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the New Trust except (i) to change the name of the New Trust or any series of class thereof or to cure technical problems in the Declaration of Trust; (ii) to establish and designate new series or classes of New Trust shares; or (iii) to add, delete, replace or otherwise modify any provisions relating to shares of the New Trust contained in the New Trust Declaration of Trust in response to applicable laws or regulations.

The Bylaws of each trust provide that such Bylaws may be amended or repealed, in whole or in part, by a majority of the trustees.

Shareholder Liability and Indemnification. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust disclaims shareholder liability for acts or obligations of the trust, which are binding only on the assets and property of the trust, and require that notice of such disclaimer be given in each contract, instrument, or certificate entered into or executed by the trust, or its trustees or officers. In addition, each Declaration of Trust provides that shareholders of a fund are entitled to indemnification out of the assets of their fund to the extent that they are held personally liable for the obligations of their fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her fund is unable to meet its obligations.

The New Trust Declaration of Trust also expressly permits the New Trustees to charge shareholders directly for custodial, transfer agency and servicing expenses, but the New Trustees have no present intention to charge shareholders directly for such expenses.

Trustee Liability and Indemnification. Both Declarations of Trust contain similar trustee liability and indemnification provisions. Each Declaration of Trust disclaims liability of the trustees or officers of the trust for acts or obligations of the trust, which are binding only on the assets and property of the trust, and requires that notice of such disclaimer be given in each contract, instrument, or certificate entered into or executed by the trust, or its trustees or officers. Each Declaration of Trust further provides that a trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in either Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust Declaration of Trust further provides that the Trust indemnify each of its Trustees and officers except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Trust. Such person may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The New Trust Declaration of Trust also provides for indemnification of each of its New Trustees and officers, except that such trustees and officers may not be indemnified against any liability to the New Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The New Trust Bylaws further provide that the conduct of a New Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge or other qualifications of the New Trustee for purposes of any standard of care applicable to a New Trustee in the discharge of his or her duties as a trustee and indemnification of a New Trustee pursuant to the New Trust Declaration of Trust (as described above).

Federal Income Tax Consequences of the Reorganizations. As long as the Contracts qualify as life insurance or annuity contracts under Section 72 of the Code, the Reorganizations will not create any tax liability for Contract Owners.

The Reorganizations are intended to be tax-free. As a condition to each Fund’s obligation to consummate the Reorganization, the Fund will receive an opinion from Ropes & Gray LLP, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes, except as noted below:

(i)	the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Fund and the New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(ii)	under Section 361 of the Code, no gain or loss will be recognized by the Fund upon the transfer of its assets to the New Fund in exchange for Reorganization Shares and the assumption by the New Fund of the Fund’s liabilities, or upon the distribution of such Reorganization Shares by the Fund to the separate accounts as shareholders of the Fund in liquidation;

(iii)	under Section 354 of the Code, the Fund separate accounts as shareholders will recognize no gain or loss upon exchange of their shares of the Fund for the Reorganization Shares;

(iv)	under Section 358 of the Code, the aggregate tax basis of the Reorganization Shares to be received by each separate account as shareholder of the Fund will be the same as the aggregate tax basis of the shares of the Fund exchanged therefor;

(v)	under Section 1223(1) of the Code, the holding period of the Reorganization Shares received by each separate account as shareholder of the Fund will include the holding period for the Fund shares exchanged for the Reorganization Shares; provided such shares of the Fund were held as a capital asset on the date of the exchange;

(vi)	under Section 1032 of the Code, no gain or loss will be recognized by the New Fund upon receipt of the assets transferred to the New Fund pursuant to the Plan in exchange for the Reorganization Shares and assumption by the New Fund of the liabilities of the Fund;

(vii)	under Section 362(b) of the Code, the New Fund’s tax basis in the assets that the New Fund receives from the Fund will be the same as the Fund’s tax basis in such assets immediately prior to such exchange;

(viii)	under Section 1223(2) of the Code, the New Fund’s holding period in such assets will include the Fund’s holding period in such assets;

(ix)	under Section 381 of the Code, the New Fund will succeed to the capital loss carryovers of the Fund, if any, but the use by the New Fund of any such capital loss carryovers (and of capital loss carryovers of the New Fund) may be subject to limitation under Sections 383 and 284 of the Code.

The opinion will be based on certain factual certifications made by officers of the Trust and the Funds and will also be based on customary assumptions. Each Fund has agreed to make and provide additional representations to Ropes & Gray LLP with respect to each Fund that are reasonably requested by Ropes & Gray LLP. Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above.

Information About the New Trustees and the Officers of the New Trust. The New Board will be responsible for overseeing the activities of the New Funds and their service providers. Currently, the New Board consists of eight trustees, two of whom are “interested persons” of the New Trust (as defined in Section 2(a)(19) of the 1940 Act) (each, an “Interested New Trustee”) and six of whom are not “interested persons” of the New Trust (each, an “Independent New Trustee”).

Each New Trustee, however, is also a trustee of MassMutual Premier Funds (the “Premier Funds”), a trust with 20 separate portfolios, each of which is advised by MassMutual and 15 of which are subadvised by Babson Capital Management LLC (“Babson Capital”), which is also a sub-adviser of the Funds. Ronald J. Abdow, one of the New Trustees listed below, previously served as a Trustee of the Trust from 1993 to 2004. None of the other New Trustees have previously served on the Trust’s Board of Trustees.

Each New Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing New Trustees and until the election and qualification of his or her successor. The President, the Treasurer and the Clerk of the New Trust shall each hold office until his or her successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the New Trustees.

The following table provides information concerning the New Trustees and the officers of the New Trust. Unless otherwise noted, (i) each New Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity and (ii) the address of the New Trustees and officers is c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111.

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by New Trustee (including the New Funds)	Other Directorships Held by New Trustee[1]
Independent New Trustees
Ronald J. Abdow Age: 73	Trustee	Since March 2005	Chairman, Abdow Corporation (operator of restaurants); Trustee, Abdow G&R Trust and Abdow G&R Co. (owners and operators of restaurant properties); Partner, Abdow Partnership, Abdow Auburn Associates, and Abdow Hazard Associates (owners and operators of restaurant properties); Chairman, Western Mass Development Corp.; Chairman, American International College.	28	Trustee (since 2002), Oppenheimer Tremont Market Neutral Fund LLC and Oppenheimer Tremont Opportunity Fund LLC (closed-end investment companies); Trustee (since 2002), Oppenheimer Real Estate Fund (open-end investment company); Trustee (since 2004), Premier Funds (open-end investment company).
Nabil N. El-Hage Age: 46	Trustee Chairman of Audit Committee	Since March 2005 Since March 2005	Senior Lecturer, Finance (January 2003-present), Harvard Business School; Chairman (1995-present) and Chief Executive Officer (1995-2003), Jeepers! Inc. (indoor amusement centers); Manager (2001-present), Global Entertainment Ventures, LLC (single purpose investment vehicle).	28	Trustee (since 2003), Premier Funds (open-end investment company).
Maria D. Furman Age: 51	Trustee	Since March 2005	Managing Director, Director and Portfolio Manager (1976-2002), Standish, Ayer and Wood (investment management).	28	Trustee (since 2004), Premier Funds (open-end investment company).

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by New Trustee (including the New Funds)	Other Directorships Held by New Trustee[1]
Steven A. Kandarian Age: 53	Trustee Chairman of Nominating and Independent Trustees’ Matters Committee	Since March 2005 Since March 2005	Executive Director (December 2001-February 2004), Pension Benefit Guaranty Corp., (a federal pension agency); Managing Director (1993-November 2001), Orion Partners, L.P. (a private equity fund).	30[2]	Trustee (since 2002), MassMutual Participation Investors and MassMutual Corporate Investors (closed-end investment companies); Trustee (since 2002), Premier Funds (open-end investment company).
C. Ann Merrifield Age: 53	Trustee	Since March 2005	President, Biosurgery (since 2003), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation; Director, Playtex Products, Inc.	28	Trustee (since 2004), Premier Funds (open-end investment company).
Corine T. Norgaard Age: 67	Trustee	Since March 2005	President (since 2004), Thompson Enterprises Real Estate Investment; Dean (1996-2004), Barney School of Business at the University of Hartford.	30[2]	Director (since 1992), ING Variable Funds (formerly Aetna Variable Fund); Director (since 1993), ING Series Fund, Inc. (formerly Aetna Series Fund); Director (since 1997), Frontier Trust Company, FSB (formerly, Advest Bank & Trust Co. and Advest Trust Co.); Trustee (since 1997), MassMutual Corporate Investors and MassMutual Participation Investors (closed-end investment companies); Trustee (since 2004), Premier Funds (open-end investment company).

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by New Trustee (including the New Funds)	Other Directorships Held by New Trustee[1]
Interested New Trustees and Officers
Susan A. Alfano[3] Age: 51	Trustee	Since March 2005	Executive Vice President (since April 2001), Senior Vice President (1992-2001), MassMutual; Chairman (since 1998), MassMutual Benefits Management, Inc.	28	Trustee (since 2003), OppenheimerFunds, Inc.; Trustee (since 2004), Premier Funds (open-end investment company).
Kevin M. McClintock[4] Age: 43	Trustee and President Chairman of the New Board Chairman of Administrative Functions Committee	Since February 2005 Since March 2005 Since March 2005	Managing Director and Member of the Board of Managers (1999-present), Babson Capital; Managing Director (1999-2004), S.I. International Assets (formerly known as Babson-Stewart Ivory International); Director of Equities and Fixed Income (1995-1999), Dreyfus Corporation.	28	Trustee (since 1999), Premier Funds (open-end investment company).
James S. Collins Age: 47	Treasurer	Since February 2005	Vice President (since 1999), Second Vice President (since 1990), MassMutual; Chief Financial Officer and Treasurer (since 2000), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2000), MassMutual Select Funds (open-end investment company); Treasurer (since 2005), Premier Funds (open-end investment company).	N/A	N/A

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by New Trustee (including the New Funds)	Other Directorships Held by New Trustee[1]
Frederick C. Castellani Age: 58	Vice President	Since March 2005	Executive Vice President (since 2001), Senior Vice President (1996-2001), MassMutual; Trustee and President (since 2001), MassMutual Select Funds (open-end investment company); Trustee (since 2001), MML Series Investment Fund (open-end investment company); Vice President (since 2004), Premier Funds (open-end investment company).	N/A	N/A
Ian W. Sheridan Age: 39	Vice President	Since March 2005	Vice President (since 2003), MassMutual; Vice President of Marketing and Business Development (1999-2003), Automatic Data Processing (ADP); Vice President (since 2004), MML Series Investment Fund (open-end investment company); Vice President (since 2004), MassMutual Select Funds (open-end investment company); Vice President (since 2005), Premier Funds (open-end investment company).	N/A	N/A

Name And Age	Position(s) Held with New Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by New Trustee (including the New Funds)	Other Directorships Held by New Trustee[1]
Michael A. Chong Age: 47	Vice President and Chief Compliance Officer	Since March 2005	Vice President, Compliance (since 2004), Vice President and Associate General Counsel (1999-2004), MassMutual; Vice President and Chief Compliance Officer (since 2004), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2004), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2004), Premier Funds (open-end investment company).	N/A	N/A
Thomas M. Kinzler Age: 49	Vice President and Clerk	Since March 2005	Vice President and Associate General Counsel (since 1999), MassMutual; Vice President and Secretary (since 1999), MassMutual Select Funds (open-end investment company); Vice President and Secretary (since 1999), MML Series Investment Fund (open-end investment company); Vice President and Clerk (since 2004), Premier Funds (open-end investment company).	N/A	N/A
David W. O’Leary Age: 44	Vice President	Since March 2005	Senior Vice President (since 2001), MassMutual; Senior Vice President (1999-2001), Vice President (1996-1999), Aetna Financial Services.	N/A	N/A

[1]	Directorships of companies not reported in the “principal occupation” column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or are registered as investment companies under the 1940 Act.
[2]	This number includes MassMutual Participation Investors and MassMutual Corporate Investors, closed-end investment companies. They are deemed to be a part of the Fund Complex because they are managed by Babson Capital, an indirect subsidiary of the Adviser.
[3]	Ms. Alfano is an Interested New Trustee as a result of her employment with the Adviser.
[4]	Mr. McClintock is an Interested New Trustee as a result of his employment with Babson Capital.

Compensation of the New Trustees and the Officers of the New Trust. The New Trustees have the authority to determine their compensation and the compensation of any officers of the Trust in their sole discretion. Because the New Trust has been newly created for purposes of effecting the Reorganizations, the New Trustees have not yet met to consider the amount and terms of this compensation, and accordingly, the New Trust has not yet paid compensation to any of the New Trustees or officers. It is expected that the New Trust will pay each New Trustee who is not an officer or employee of the Adviser or Babson Capital or Alliance Capital Management L.P. (“Alliance Capital”), sub-advisers of the New Funds, a fee for his or her services, and will not pay any of the Interested New Trustees or officers of the New Trust a fee for their services as each is a director, officer and/or employee of the Adviser or Babson Capital. It is also not expected that the New Trustees will receive pension or retirement benefits from the New Trust. After the New Trustees initially determine their compensation, the New Trustees will periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.

Each of the New Trustees currently serves as a trustee of the Premier Funds, and in that capacity, each New Trustee receives compensation from the Premier Funds. The New Trustees, in their sole discretion, similarly have the authority to determine their compensation for their services as trustees of the Premier Funds. Currently, the Premier Funds pays each trustee who is not an “interested person” of the Premier Funds (as defined in Section 2(a)(19) of the 1940 Act) a fee for his or her services. These fees include an annual retainer of $20,000 and a per meeting attendance fee of $6,000 per meeting attended in-person or $1,000 per meeting attended by telephone. Those trustees who serve on a committee of the Premier funds are paid an additional fee of $1,000 per meeting attended and committee chairpersons receive an additional annual retainer of $5,000. The trustees of Premier Funds do not receive any pension or retirement benefits from the Premier Funds.

The fees to be paid by the New Trust to the New Trustees could be higher or lower than those described above with respect to the Premier Funds.

Board Committees and Meetings of the New Trust. The New Board has an Audit Committee, a Nominating and Independent Trustees’ Matters Committee (“Nominating Committee”) and an Administrative Functions Committee. The Audit Committee and Nominating Committee are comprised of New Trustees of the New Trust who are Independent New Trustees. Currently, Messrs. El-Hage and Kandarian and Ms. Norgaard comprise the Audit Committee and all of the Independent New Trustees comprise the Nominating Committee. The Administrative Functions Committee is comprised of Messrs. McClintock and Abdow and Ms. Alfano, Ms. Furman and Ms. Merrifield. Mr. El-Hage is the chairman of the Audit Committee, Mr. Kandarian is the chairman of the Nominating Committee and Mr. McClintock is the chairman of the Administrative Functions Committee.

Nominating Committee. The Nominating Committee, pursuant to an initial written Charter (attached as Exhibit 2 to this Proxy Statement) (a) identifies individuals qualified to become Independent New Trustees of the New Board in the event that a position currently filled by an Independent New Trustee is vacated or created; (b) evaluates the qualifications of Independent New Trustee candidates; (c) nominates Independent New Trustee nominees for election or appointment to the New Board; (d) sets any necessary standards or qualifications for service on the New Board; and (e) performs the following governance responsibilities: (i) reviews and makes recommendations to the full New Board regarding the compensation of New Trustees and the Chief Compliance Officer and (ii) monitors the independence of legal counsel for the Independent New Trustees. The Charter of the New Trust’s Nominating Committee is not currently available to shareholders via a website.

Nominating Committee Procedures for Shareholder Nomination of Independent New Trustee Candidates. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the New Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the New Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the New Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the New Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the New Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the New Trust 60-90 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for Independent New Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Shareholder Candidate”); (B) the series and number of all shares of the New Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the Securities and Exchange Commission (“SEC”) (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the New Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” of the New Trust (as defined in Section 2(a)(19) of the 1940 Act) and, if not an “interested person”, information regarding the Shareholder Candidate that will be sufficient for the New Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a New Trustee if elected; (iii) the recommending shareholder’s name as it appears on the New Trust’s books, the number of all shares of each series of the New Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a New Trustee or to satisfy applicable law.

Nominating Committee Consideration of Nominees for New Trustee of the New Trust. The Nominating Committee is responsible for identifying and nominating individuals to serve as Independent New Trustees. The Nominating Committee’s Charter contemplates that each nominee for Independent New Trustee must have a college degree or, in the judgment of the Nominating Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering an Independent New Trustee candidate, giving such weight to any individual factor(s) as it deems appropriate, including (but not limited to): availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the New Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate’s ability, judgment, expertise, reputation and integrity. In the case of a candidate properly recommended by a shareholder, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating Committee, including, without limitation, the amount of the New Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder. Different factors may assume greater or lesser significance at particular times, in light of the New Board’s present composition and the Nominating Committee’s (or the New Board’s) perception about future issues and needs.

In identifying potential Independent New Trustee nominees for the New Board, the Nominating Committee may consider candidates recommended by the New Trust’s current New Trustees; the New Trust’s officers; the New Trust’s investment adviser(s); the New Trust’s shareholders (see above); and any other source the Nominating Committee deems to be appropriate.

Audit Committee. The Audit Committee, pursuant to an initial written Charter, oversees the New Trust’s accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the New Trust’s financial statements and the independent audit thereof; ascertains the independence of the New Trust’s independent registered public accounting firm; acts as liaison between the New Trust’s independent registered public accounting firm and the full New Board and provides immediate access for the New Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full New Board.

Administrative Functions Committee. The Administrative Functions Committee, pursuant to an initial written Charter, (a) with the assistance of counsel to the New Trust, monitors and evaluates the industry and legal developments with respect to fund governance matters, in order to ensure compliance with all applicable requirements and with a view to identifying and recommending “best practices” to the New Board; (b) monitors and evaluates the structure, membership, size, responsibilities and procedures of the New Board and all New Board committees, and makes recommendations to the New Board regarding same; (c) studies and recommends to the New Board procedures for evaluating the performance of New Trustees and New Board committees, including the chairpersons thereof; (d) considers and makes recommendations to the New Board regarding the allocation of specific tasks and responsibilities among New Board committees, including the Administrative Functions Committee, consistent with the intent of the charter of each such committee; (e) receives reports of covered persons under the New Trust’s Sarbanes-Oxley Code of Ethics, considers what action to take in the event of a violation of such Code, considers any requests for a waiver of any provision of such Code, and makes recommendations regarding the Code; (f) considers and addresses any conflicts concerning the New Trust brought to the attention of the Administrative Functions Committee relating to governance, including particularly any issues that may arise concerning any officer or director positions, direct or indirect financial interests or relationships involving any Independent New Trustee (or any member of the immediate family thereof) and any of the persons or entities identified in Form N-1A, Items 12(b)(7)(i) to (viii) (whether or not required to be disclosed under Form N-1A Item 12(b)(7) to (9)); (g) considers and makes recommendations to the New Board at least annually concerning the New Trust’s directors and officers liability insurance coverage; (h) considers initially and periodically thereafter as appropriate candidates from among the Independent New Trustees to serve as Chairperson of the New Board and makes recommendations concerning the same to the full New Board; (i) considers, with the assistance of counsel, any issues or controversies arising as to whether or not a New Trustee designated as an Independent New Trustee in fact satisfies all of the criteria for such status (whether imposed by law or such more stringent policies as may be adopted) and makes recommendations to the New Board regarding the same; (j) establishes fundamental ethical principals for the governance and operation of the New Trust; and (k) develops, recommends to the New Board, and periodically reviews, as needed, guidelines on corporate governance matters.

The New Trust’s Regular and Committee Meetings. As the New Trust has been newly organized for the purpose of effecting the Reorganizations, the New Board and its Committees have not yet held any meetings.

Share Ownership of New Trustees of the New Trust. [As of the Record Date, the New Trustees did not own any shares of either the Funds or the New Funds. As described below in “Other Information — Ownership of Fund Shares — Ownership by Variable Life Insurance Policies and Variable Annuities Contracts”, all shares of the Funds are owned by the Adviser, MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”) for the benefit of certain separate investment accounts of variable life and variable annuity contracts offered by such companies. As discussed above, the New Funds were newly created for purposes of effecting the Reorganizations and currently do not have any shareholders.]

[The following table sets forth information regarding the aggregate dollar range of equity securities beneficially owned by each New Trustee as of the Record Date of other funds that are overseen by the New Trustee in the same family of funds as the Funds and the New Funds:]

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by New Trustee in Family of Investment Companies
Interested New Trustees
Susan A. Alfano	[	]
Kevin M. McClintock	[	]

Independent New Trustees
Ronald J. Abdow	[	]
Nabil N. El-Hage	[	]
Maria D. Furman	[	]
Steven A. Kandarian	[	]
C. Ann Merrifield	[	]
Corine T. Norgaard	[	]

[To the knowledge of the Trust and the New Trust, as applicable, as of the Record Date, the Independent New Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser or sponsoring insurance company of the Funds or the New Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or sponsoring insurance company of the Funds or the New Funds.]

Shareholder Communications to New Trustees. New Trust shareholders may send communications to the New Trustees by addressing such correspondence directly to Thomas M. Kinzler, Vice President and Clerk, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the New Board at its next regularly scheduled meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the New Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the New Trust’s Chief Compliance Officer.

The Clerk may, in good faith, determine that a shareholder communication should not be provided to the New Board because it does not reasonably relate to the New Trust or its operations, management, activities, policies, service providers, New Board, officers, shareholders or other matters relating to an investment in the New Fund or is otherwise ministerial in nature (such as a request for New Fund literature, share data or financial information). The Clerk will provide to the New Board on a quarterly basis a summary of the shareholder communications not provided to the New Board by virtue of this paragraph.

Vote Required. Approval of each Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund entitled to vote on such Reorganization. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL 1.

II.	PROPOSAL 2: ADOPTION OF STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS

As described in the following Proposals 2.A through 2.R, the Trustees recommend that shareholders of the affected Funds approve certain changes to the fundamental investment restrictions currently observed by such Funds. If approved, such changes would take effect on May 1, 2005. Generally, the purpose of these proposed changes is to increase each Fund’s investment flexibility by removing outdated and unnecessarily restrictive policies and reduce administrative and compliance burdens by simplifying and making these fundamental investment restrictions uniform across the Funds. The Adviser and Babson Capital, the sub-adviser for each Fund, and Alliance Capital, a sub-adviser for a portion of the assets of MML Equity Fund (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) have indicated that they have no current intention of changing the way in which the Funds are managed as a result of changing the Funds’ fundamental investment restrictions.

Background. Proposals 2.A through 2.R relate to current fundamental investment restrictions of the Funds that, in the view of the Adviser and the Board, are either outdated or more restrictive than applicable law and regulation require or track business or industry requirements that no longer apply. For instance, certain of the Funds’ restrictions track state “blue sky” requirements prior to the enactment of the National Securities Market Improvement Act of 1996 (NSMIA), a federal law which preempted various state registration and related requirements. The Adviser and the Board believe that maintaining outdated and unnecessarily restrictive fundamental investment restrictions could prevent the Funds from taking advantage of attractive investment opportunities and/or responding to changing regulations in the future — at least without incurring the delays and costs that would be associated with seeking shareholder approval. Accordingly, as noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which the Funds are managed as a result of changing the Funds’ fundamental investment restrictions, removing these unnecessary fundamental investment restrictions may save the Funds money by avoiding the need to call shareholder meetings to consider changes to such policies in the future.

The proposed changes are designed to meet fully the requirements of applicable law and regulation, in particular the 1940 Act and the rules and regulations thereunder, while providing the Funds with increased flexibility to respond to changes in the regulatory and economic landscape. Moreover, the proposed standardization of the restrictions would simplify the process of monitoring compliance with such restrictions by having such restrictions, to the extent they cover common subject matter, be expressed in the same terms.

The discussion below in Proposals 2.A through 2.R highlights the differences between the Funds’ current fundamental investment restrictions and, where applicable, a proposed uniform fundamental investment restriction. However, because the current fundamental investment restrictions vary among the Funds, shareholders of each Fund should consider comparing their Fund’s current restrictions (contained in Exhibits 3 through 12) with the proposed restrictions.

Why a Shareholder Vote is Required. The 1940 Act requires registered investment companies like the Funds to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental”, which each Fund has done in certain instances. Under the 1940 Act, fundamental investment restrictions may only be changed with the approval of a Fund’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions that are designated as non-fundamental may be changed with approval from the Board, saving the time and expense associated with shareholder approval in the event a change is to be made. For the reasons discussed above, the Board recommends that some of the Funds’ fundamental investment restrictions be modified and that some be eliminated altogether. The substance of, and additional reasons for, these changes are discussed below in each Proposal 2.A through 2.R.

A shareholder of a Fund may vote in favor of or against each Proposal 2.A through 2.R. that relates to that Fund.

The Trustees, including all of the Independent Trustees, approved each of the Proposals 2.A. through 2.R discussed below and recommend that the shareholders of each Fund approve each Proposal that relates to their Fund.

2.A	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

Affected Funds:

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

The Trustees recommend that each affected Fund’s fundamental investment restriction with respect to the diversification of its investments be revised to reflect applicable law and a uniform policy for all of the affected Funds.

Each affected Fund is a “diversified” fund as defined in the 1940 Act. Under the 1940 Act, a “diversified” fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except U.S. Government securities, cash, cash items or the securities of other investment companies). The remaining 25% of the fund’s total assets is not subject to this restriction.

Exhibit 3 lists the current fundamental investment restrictions of each of the affected Funds with respect to diversification of investments. The proposed amended fundamental investment is designed to track the statutory definition of “diversified” company and reads as follows:

“Each Fund may not purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations. This restriction is intended to conform to the ‘diversified’ fund requirements of the 1940 Act, and accordingly, the Fund may invest to the extent permitted by the “diversified” fund requirements of the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

The Board recommends that the affected Funds’ current fundamental investment restrictions with respect to diversification of investments be amended as proposed in order to conform the affected Funds’ restrictions to the statutory requirements discussed above. These proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to diversification of investments.

2.B	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

Affected Funds:

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Company Opportunities Fund

Exhibit 4 lists the current fundamental investment restriction of each of the affected Funds with respect to purchasing securities on margin. There are no SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to purchasing securities on margin. As noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Board believes it is not in the Funds’ best interests to maintain unnecessary fundamental policies. Accordingly, the Board recommends that each affected Fund’s fundamental investment restriction with respect to purchasing securities on margin be eliminated.

2.C	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

Affected Funds: All Funds

The 1940 Act requires the Funds to state a fundamental investment restriction regarding the purchase and sale of commodities. Exhibit 5 lists the current fundamental investment restriction of each Fund with respect to investment in commodities and commodity contracts. The Funds’ current restrictions generally prohibit them from purchasing commodities or commodity contracts, but permit them to invest in financial futures contracts.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase commodities or commodity contracts, except to the extent that a Fund may enter into financial futures contracts, options, options on futures, and other financial transactions not involving physical commodities.”

The proposed amendment would make it clear that the Funds may not only utilize financial futures contracts, but also options, options on futures and other financial transactions that do not involve physical commodities to the extent consistent with the Funds’ investment objectives and policies. The addition of financial transactions not involving physical commodities is intended to give the Funds maximum flexibility to invest in a variety of modern financial instruments that could technically be considered commodities, but which do not involve the direct purchase and sale of physical commodities, which are the intended focus of the restriction. Although, the Adviser and the Sub-Advisers have no present intention of changing the way in which the Funds are managed as a result of this proposed amendment, this investment flexibility could, in the future, assist the Funds in achieving their investment objectives, in part because such strategies may offer opportunities for hedging and increased investment return. These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to commodities.

2.D	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES OF COMPANIES LESS THAN THREE YEARS OLD

Affected Funds:

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The affected Funds have a fundamental investment restriction stating that:

The Fund may not “[p]urchase the securities of companies which (including predecessors) are less than three years old, if such purchase would cause more than 5% of the value of the total assets of the Fund to be invested in such companies”.

The 1940 Act does not require the Funds to state a fundamental investment restriction on this matter. As noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which each affected Fund is managed, the Board believes it is not in the Funds’ best interests to maintain unnecessary fundamental policies. Accordingly, the Board recommends eliminating each affected Fund’s fundamental investment restriction with respect to purchasing securities of companies that (including predecessors) are less than three years old.

2.E	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE

Affected Funds: All Funds

The 1940 Act requires the Funds to state a fundamental policy regarding the purchase and sale of real estate. Exhibit 6 lists the current fundamental investment restriction of each Fund with respect to investment in real estate and securities secured by and/or of companies that deal in real estate. Currently, each Fund’s investment policy restricts its ability to sell real estate even when ownership of the real estate devolves upon such Fund through permissible investments. For instance, it is possible that a Fund could, as a result of an investment in debt securities of a company that deals in real estate, come to hold an interest in real estate if the issuer defaulted on its debt obligations. Accordingly, the Board recommends that this policy be modified to allow the sale of real estate when ownership of real estate results from permissible investments and to clarify that a Fund may invest in real estate-related securities and real estate-backed securities or instruments to the extent consistent with its investment objectives and policies.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)”

These proposed changes will also reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to real estate.

2.F	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES

Affected Funds:

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

The 1940 Act requires the Funds to state the extent to which they intend to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, a Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

The affected Funds have a fundamental investment restriction with respect to participation in the underwriting of securities stating that:

“Each of these Funds will not … [a]ct as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.”

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).”

The Board recommends that this policy be amended as proposed in order to conform the affected Funds’ policies to the statutory and related requirements discussed above and to the policies of the other Funds. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to underwriting of securities.

2.G	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PARTICIPATION IN THE UNDERWRITING OF SECURITIES AND PURCHASING RESTRICTED SECURITIES

Affected Fund:

MML Small Company Opportunities Fund

The affected Fund has a fundamental investment restriction stating that:

The Fund “will not . . . [a]ct as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933, as amended (so-called ‘restricted securities’). The Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund’s total assets”.

As discussed in Proposal 2.F above with respect to certain other Funds, the 1940 Act requires the affected Fund to state the extent to which it intends to engage in the business of underwriting securities issued by other persons. Under applicable law, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, the Fund may purchase securities in a private transaction for investment purposes and later sell the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under applicable law. The SEC staff has issued interpretations that clarify that re-sales of privately placed securities by institutional investors, such as funds, do not make the institutional investor an underwriter in these circumstances.

The proposed amended fundamental investment restriction is as follows:

“[The] Fund may not participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).”

Accordingly, the Board recommends that the affected Fund’s fundamental investment restriction with respect to participation in the underwriting of securities be amended as proposed in order to conform the Fund’s policies to the statutory and related requirements discussed above and to the policies of the other Funds with respect to underwriting of securities. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the Funds’ the fundamental investment restrictions with respect to underwriting of securities.

The affected Fund’s current restriction set forth above also prohibits the Fund from purchasing restricted securities and limits the Fund’s ability to enter into repurchase agreements and time deposits. The Fund is not required by applicable law to maintain a fundamental investment restriction with respect to purchasing restricted securities or entering into repurchase agreements or time deposits. Moreover, the Fund’s ability to invest in restricted securities, repurchase agreements and time deposits is addressed by the Fund’s non-fundamental investment policy with respect to restricted and illiquid securities, which is set forth in the Trust’s Prospectus, dated May 1, 2004, as supplemented from time to time thereafter. Accordingly, the Board recommends that the Fund’s current fundamental investment restriction with respect to purchasing restricted securities and entering into repurchase agreements and time deposits be eliminated.

2.H	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

Affected Funds: All Funds

The 1940 Act requires the Funds to state the extent to which they intend to make loans to other persons. The Board recommends that each Fund’s fundamental investment restriction with respect to making loans be revised to reflect a standard restriction for all the Funds and to remove any limitations on each Fund’s ability to enter into repurchase agreements and securities loans. Exhibit 7 lists the current fundamental investment restriction of each Fund with respect to making loans.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

Following the amendment, each Fund may, consistent with applicable law and its investment objective and policies, enter into repurchase agreements and securities loans without limit. As noted above, although the Adviser and the Sub-Advisers currently have no intention of changing the way in which each Fund is managed, this increased flexibility could assist each Fund, in the future, in achieving its investment objective and responding to changes in applicable law or regulation. The proposed change would also automatically conform each Fund’s lending policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to making loans.

When a Fund enters into a repurchase agreement, it typically purchases a security for a relatively short period of time (usually not more than seven days), which the seller agrees to repurchase at a fixed time and price, representing the Fund’s cost plus interest. When a Fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties, typically in exchange for a portion of the interest earned on the collateral posted by the borrower or a fee from the borrower. The borrower may also pay the Fund an amount equal to any interest, dividends or other distributions payable on the securities lent. These transactions must be fully collateralized at all times, but involve risk to the Fund if the seller, in the case of repurchase agreements, or the borrower, in the case of securities loans, should default on its obligations. If the seller or borrower, as applicable, in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and may be required to return the underlying securities or collateral, as applicable, to the seller’s or borrower’s estate, as applicable.

2.I	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

Affected Funds:

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

The 1940 Act requires a Fund to state a policy indicating the extent to which it may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Exhibit 8 lists the current fundamental investment restrictions of each of the affected Funds with respect to borrowing money and issuing senior securities. Generally, the Funds’ current fundamental investment restrictions are more restrictive than these 1940 Act requirements.

Accordingly, the Board recommends that each Fund amend its policy so that it will cover all transactions that may be deemed senior securities under the 1940 Act and allow each Fund to issue senior securities or borrow money to the full extent permitted under applicable law to the extent consistent with the Fund’s investment objectives and policies. The proposed changes would automatically conform each affected Fund’s policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities.

The proposed amended fundamental investment restriction is as follows:

“Each Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

2.J	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PLEDGING, MORTGAGING, AND/OR HYPOTHECATING FUND ASSETS

Affected Funds:

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

Exhibit 9 lists the current fundamental investment restriction of each of the affected Funds with respect to pledging, mortgaging, and/or hypothecating Fund assets. This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental policies, the Board recommends that each affected Fund’s fundamental investment restriction with respect to pledging, mortgaging, and/or hypothecating Fund assets be eliminated.

2.K	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY, ISSUING SENIOR SECURITIES AND PLEDGING, MORTGAGING OR HYPOTHECATING FUND ASSETS

Affected Fund:

MML Small Company Opportunities Fund

The affected Fund has a fundamental investment restriction with respect to borrowing money, issuing senior securities, and pledging, mortgaging or hypothecating Fund assets that states:

The Fund “will not … [b]orrow money or pledge, mortgage or hypothecate its assets, except (i) in connection with entering into futures contracts and (ii) temporary or emergency purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund’s asset”; and

The Fund “will not … [i]ssue senior securities, except to evidence borrowings permitted by [the] investment restriction … described [immediately] above.”

As discussed above in Proposal 2.I, the 1940 Act requires a Fund to state a policy indicating the extent to which it may borrow money and issue senior securities. Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed).

The affected Fund’s current fundamental investment restriction with respect to borrowing and issuing senior securities is more restrictive than these 1940 Act requirements. Accordingly the Board recommends that the affected Fund amend its policy so that it will cover all transactions that may be deemed senior securities under the 1940 Act and allow the affected Fund to issue senior securities or borrow money to the full extent permitted under applicable law. The proposed changes would automatically conform the affected Fund’s policy more closely to the exact statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the restriction. In addition, the proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to borrowing money and issuing senior securities.

Moreover, the restrictions set forth above with respect to pledging, mortgaging and hypothecating the affected Fund’s assets track certain restrictions formerly required by state regulators for investment companies, which are not applicable to the Fund. As noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which the affected Fund is managed as a result of the elimination of these restrictions, consistent with the Board’s belief that it is not in the Fund’s best interests to maintain unnecessary fundamental policies, the Board recommends that the affected Fund’s fundamental investment restriction be amended to remove any limitations on the affected Fund’s ability to pledge, mortgage or hypothecate its assets.

The proposed amended fundamental investment restriction is as follows:

“[The] Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.”

2.L	AMENDMENT TO FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATING INVESTMENTS IN AN INDUSTRY

Affected Fund:

MML Small Company Opportunities Fund

Under applicable law, an investment company may not concentrate its investments in any industry or group of industries without shareholder approval, and must concentrate its investments consistent with any policy to do so. Although “concentration” is not defined in the 1940 Act, the SEC has generally regarded a fund as concentrating its investments in an industry if the fund invests 25% or more of its net assets in issuers whose principal business is in that industry.

The affected Fund’s current fundamental investment restriction with respect to concentrating investments in an industry is as follows:

The Fund “will not … [i]nvest more than 25% of its assets in investments in any particular industry or industries (including banking) …”

The Board recommends that this policy be changed to read as follows:

“The Fund may not concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection the Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry.”

The Board recommends that this policy be amended as shown above to conform the affected Fund’s policy to that of the other Funds and to conform it more closely to the statutory and other requirements described above with respect to industry concentration. In addition, these proposed changes will reduce administrative and compliance burdens by simplifying and making uniform the fundamental investment restrictions with respect to concentrating investments in an industry.

2.M	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

Affected Funds:

MML Blend Fund

MML Enhanced Index Core Equity Fund

MML Equity Fund

MML Inflation-Protected Bond Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Cap Equity Fund

Exhibit 10 lists the fundamental investment restriction of each affected Fund with respect to short sales. There are no applicable SEC rules requiring, and the 1940 Act does not require, that funds state a fundamental investment policy with respect to short sales. As noted above, although the Adviser and Sub-Advisers have no present intention of changing the way in which the affected Funds are managed as a result of the elimination of these restrictions, the Board believes that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions. Accordingly, the Board recommends that each affected Fund’s current fundamental investment restriction with respect to short sales be eliminated.

2.N	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN OIL, GAS OR OTHER MINERAL LEASES, RIGHTS, ROYALTY CONTRACTS OR EXPLORATION OR DEVELOPMENT PROGRAMS

Affected Funds:

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

Each affected Fund has a fundamental investment restriction that states:

“Each of these Funds will not … [i]nvest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs … This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued … by companies that are not principally engaged in the business of buying and selling such leases, rights, contracts or programs.”

This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. Although the Adviser and the Sub-Adviser do not intend currently to invest each affected Fund’s assets in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs, with the exception of readily marketable securities secured or issued by companies not principally engaged in the business of buying and selling such leases, rights, contracts or programs already permitted by the affected Funds’ current restriction, the Board believes that this fundamental investment restriction is unnecessary and that it is not in the Funds’ best interests to maintain unnecessary fundamental investment restrictions. Accordingly, the Board recommends that each affected Fund’s fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs be eliminated.

2.O	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS TO ANY OFFICER, TRUSTEE OR DIRECTOR, OR EMPLOYEE OF THE TRUST OR MASSMUTUAL, OR TO MASSMUTUAL

Affected Funds:

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Company Opportunities Fund

The affected Funds have a fundamental investment restriction stating that:

The Fund may not “[m]ake loans to any officer, Trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual”.

The 1940 Act prohibits funds from lending to any person who controls or is under common control (as defined in Section 2(a)(9) of the 1940 Act) with the funds, subject to certain exceptions. The 1940 Act, however, does not require that funds state a fundamental investment policy on this matter. Consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental policies, the Board recommends that each affected Fund’s fundamental investment restriction with respect to making loans to any officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual be eliminated. The Trust does not currently intend to make loans to any officer, trustee or employee of the Trust or to any officer, director or employee of MassMutual, or to MassMutual.

2.P	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING OR HOLDING THE SECURITIES OF ANY COMPANY, IF SECURITIES OF SUCH COMPANY ARE OWNED BY OFFICERS OR DIRECTORS OR TRUSTEES OF MASSMUTUAL OR THE TRUST

Affected Funds:

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The affected Funds have a fundamental investment restriction stating that:

The Fund may not “[p]urchase or hold the securities of any company, if to the knowledge of the Board of Trustees of [the] Trust, persons who are officers or directors of MassMutual or officers or Trustees of [the] Trust, and who individually own more than  1/2 of 1% of the securities of that company, together own more than 5% of such securities”.

This restriction tracks certain restrictions formerly required by state regulators for investment companies, which are not applicable to the affected Funds. As noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental policies, the Board recommends that each affected Fund’s fundamental investment restriction with respect to purchasing or holding the securities of any company owned by officers or directors of MassMutual or officers or Trustees of the Trust be eliminated.

2.Q	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO WRITING, PURCHASING OR SELLING PUTS, CALLS OR COMBINATIONS THEREOF

Affected Funds:

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Company Opportunities Fund

Exhibit 11 lists the current fundamental investment restriction of each of the affected Funds with respect to writing, purchasing or selling puts, calls or combinations thereof. The Board recommends that each affected Fund’s fundamental investment restriction with respect to writing, purchasing or selling puts, calls or combinations thereof be eliminated.

If this Proposal is approved, the affected Funds would be able to engage in a variety of transactions involving the use of options to the extent consistent with the Funds’ investment objectives and policies. In addition, the MML Equity Fund, MML Money Market Fund, MML Managed Bond Fund and MML Blend Fund may continue to be able to write covered call options on the securities in their portfolios and enter into closing purchase transactions with respect thereto as permitted by their current fundamental investment restriction set forth in Exhibit 11 to the extent consistent with the Funds’ investment objectives and policies. As noted above, although the Adviser and the Sub-Advisers have no present intention of changing the way in which the Funds are managed as a result of the elimination of these restrictions, this increased investment flexibility could, in the future, assist each affected Fund in achieving its investment objective. The Adviser also believes that elimination of this investment restriction would reduce administrative and compliance burdens by conforming each affected Fund’s fundamental investment restrictions with the other Funds which currently do not have a fundamental investment restriction with respect to investments in options.

A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

A Fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

The successful use of a Fund’s options strategies depends on the ability of the Adviser and the Sub-Adviser(s) to forecast correctly interest rate and market movements. When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when the Adviser and the Sub-Adviser(s) deem it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

2.R	ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

Affected Funds:

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

MML Small Company Opportunities Fund

Exhibit 12 lists the current fundamental investment restriction of each of the affected Funds with respect to investing in securities of other investment companies.

Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting shares of any one investment company, (ii) 5% of the Fund’s total assets with respect to shares of any one investment company, and (iii) 10% of the Fund’s total assets with respect to shares of investment companies in the aggregate. The 1940 Act, however, does not require investment companies to maintain fundamental investment policies with respect to investing in securities of other investment companies. As noted above, although the Adviser and the Sub-Advisers do not intend to change the way in which the affected Funds invest as a result of eliminating this restriction, consistent with the Board’s belief that it is not in the Funds’ best interests to maintain unnecessary fundamental policies, the Board recommends that each affected Fund’s fundamental investment restriction with respect to investing in securities of other investment companies be eliminated.

Required Vote and Effective Date. Shareholders of each Fund are entitled to vote on each Proposal 2.A through 2.R if the Proposal affects their Fund, voting separately by Fund. Approval of each of Proposals 2.A through 2.R. requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund entitled to vote on such Proposal. As defined by the 1940 Act, a “majority of the outstanding voting securities” means the vote of (i) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. To the extent multiple Proposals apply to the same Fund, the adoption of any of these Proposals is not contingent on the adoption of any other Proposal by shareholders of the Fund. In addition, with respect to each Fund, the adoption of any of these Proposals 2.A through 2.R is not contingent on the adoption of Proposal 1 by shareholders of the Fund (i.e., approval of the Reorganization).

As noted above, if approved by shareholders at the Meeting, each Proposal 2.A. through 2.R. will take effect on May 1, 2005.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL 2.

III.	OTHER INFORMATION

Certain additional information regarding the Trust, the Funds, and the Meeting is presented below.

Investment Advisers and Administrators. Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111 is the investment adviser and administrator of each Fund. Babson Capital Management LLC, 1500 Main Street, Springfield, Massachusetts 01115 and One Memorial Drive, Cambridge, Massachusetts 02142-1300, is the sub-adviser for each Fund. Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is a sub-adviser for a portion of the assets of MML Equity Fund. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the sub-administrator to the Funds. If the Reorganization is consummated, as to each New Fund, these parties would retain their roles as investment adviser and administrator, sub-adviser and sub-administrator, respectively.

Annual Reports. Each Fund’s annual report for the fiscal year ended December 31, 2004 was previously distributed to shareholders. Each Fund will furnish, without charge, an additional copy of its annual report for the fiscal year ended December 31, 2004 to any shareholder requesting such reports. You can obtain a copy of these annual reports without charge by writing to the Trust c/o Massachusetts Mutual Life Insurance Company at 1295 State Street, Springfield, Massachusetts 01111 or by calling 888-309-3539.

Ownership of Fund Shares.

Ownership by Variable Life Insurance Policies and Variable Annuities Contracts. As of the Record Date, the Adviser, MML Bay State, and C.M. Life were the record owners of all of the outstanding shares of each series of the Trust and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of the Trust. The address of the Adviser, MML Bay State and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111. However, the following owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct the Adviser, MML Bay State and C.M. Life as to how shares of the Trust deemed attributable to their contracts shall be voted:

[List of Separate Accounts]

The Adviser, MML Bay State and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, including abstentions, in proportion to those votes for which instructions were received. Accordingly, there are not expected to be any “broker non-votes.”

Ownership by Trustees and Officers of the Trust. [As of the Record Date, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds because, as noted above, all shares of the Funds are owned by the Adviser, MML Bay State and C.M. Life for the benefit of certain separate investment accounts of variable life and variable annuity contracts offered by such companies.]

Certain Matters relating to the Fund, the Trust and the Meeting. The holders of 30% of the shares of a Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting. Any lesser number shall be sufficient for adjournments.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast as to a Proposal, the proxy will be voted in favor of such Proposal.

The Trust Declaration of Trust provides that a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy, the Trust receives a specific written notice to the contrary from any one of them. The Trust Declaration of Trust further provides that a proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and that the burden of proving invalidity shall rest on the challenger.

A proxy may be revoked by a shareholder at any time before it has been voted, by a written revocation received by the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of a Proposal for purposes of determining whether sufficient affirmative votes have been cast.

In the event that a quorum is not present for purposes of acting on a Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a Proposal that has not then been adopted. They will vote against any such adjournment those proxies required to be voted against a Proposal that has not then been adopted and will not vote any proxies that direct them to abstain from voting on such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Adviser.

At the time of the preparation of this Proxy Statement, the Trust’s officers and the Adviser have not been informed of any matters that will be presented for action at the Meeting other than the Proposals listed in the Notice. If other matters are properly presented to the Meeting for action, or any adjournment(s) thereof, the persons named in the properly executed proxies will vote or refrain from voting in accordance with their best judgment on those matters.

Shareholder Proposals at Future Meetings. The Trust is not required to hold annual or other periodic meetings of shareholders, except as required by the 1940 Act, and does not intend to do so. The next meeting of shareholders will be held at such time as the Trustees of the Trust may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office a reasonable time before the Trust solicits proxies for that meeting, as determined by the Trustees, to be included in the Trust’s proxy statement and form of proxy relating to such meeting, and must satisfy all other federal and state legal requirements.

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

March     , 2005

Exhibit 1

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of             , 2005 in Boston, Massachusetts, by and among MML Series Investment Fund II series (the “Series Investment Fund II”), a Massachusetts business trust, on behalf of its              Fund series (“Acquiring Fund”), MML Series Investment Fund (the “Series Investment Fund”), a Massachusetts business trust, on behalf of its              Fund series (“Acquired Fund”) and Massachusetts Mutual Life Insurance Company, a Massachusetts corporation.

PLAN OF REORGANIZATION

(a)	Acquired Fund will sell, assign, convey, transfer and deliver to Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of Acquired Fund existing at the Valuation Time and deliver to Acquired Fund a number of full and fractional shares of beneficial interest of Acquiring Fund (the “Merger Shares”) having an aggregate net asset value equal to the value of the assets of Acquired Fund attributable to shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to shares of Acquired Fund assumed by Acquiring Fund on such date. It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

(b)	Upon consummation of the transactions described in paragraph (a) of this Agreement, Acquired Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date Merger Shares, each shareholder being entitled to receive that proportion of such Merger Shares that the number of shares of beneficial interest of Acquired Fund held by such shareholder bears to the number of such shares of Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued.

AGREEMENT

Acquiring Fund and Acquired Fund agree as follows:

1. Representations and warranties of Acquiring Fund.

Acquiring Fund represents and warrants to and agrees with Acquired Fund that:

(a)	Acquiring Fund is a series of Series Investment Fund II, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Series Investment Fund II is not required to qualify as a foreign association in any jurisdiction. Each of Series Investment Fund II and Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

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(b)	Series Investment Fund II is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	Reserved.

(d)	Reserved.

(e)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Series Investment Fund II or Acquiring Fund, threatened against Series Investment Fund II or Acquiring Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Series Investment Fund II or Acquiring Fund.

(f)	Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

(h)	The definitive proxy statement of Acquired Fund filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 14a-6(b) under the 1934 Act and relating to the approval of Acquired Fund’s shareholders referred to in Section 7(a) (the “Acquired Fund Proxy Statement”), on the date of such filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the meeting of Acquired Fund’s shareholders referred to in Section 7(a) below and on the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by Series Investment Fund II and Acquiring Fund for use in the Acquired Fund Proxy Statement.

(i)	There are no material contracts outstanding to which Acquiring Fund is a party, other than as disclosed in Series Investment Fund II’s currently effective registration statement on Form N-1A.

(j)	Acquiring Fund has no shares of beneficial interest issued and outstanding.

(k)

Acquiring Fund was established by the Trustees of Series Investment Fund II in order to effect the transactions described in this Agreement. It has not yet filed its first federal income tax return and, thus, has not yet elected to be treated as a “regulated investment company” for federal income tax purposes. However, upon filing its first income tax return at the completion of its first taxable year, Acquiring Fund will elect to be a “regulated investment company” and until such time will take all steps necessary to

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ensure that it qualifies for taxation as a “regulated investment company” under Sections 851 and 852 of the Code. Acquiring Fund will also ensure that its assets are sufficiently diversified so that each segregated account investing all its assets in Acquiring Fund will be within the meaning of Section 817(h) of the Code and the applicable regulations thereunder.

(l)	Acquiring Fund has filed or will file all federal and state tax returns which, to the knowledge of Series Investment Fund II’s officers, are required to be filed by Acquiring Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquiring Fund. All tax liabilities of Acquiring Fund have been adequately provided for on its books, and to the knowledge of Acquiring Fund, no tax deficiency or liability of Acquiring Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquiring Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(m)	The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

(n)	The Merger Shares to be issued to Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by Acquiring Fund, and no shareholder of Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

2. Representations and warranties of Acquired Fund.

Acquired Fund represents and warrants to and agrees with Acquiring Fund that:

(a)	Acquired Fund is a series of Series Investment Fund, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Series Investment Fund is not required to qualify as a foreign association in any jurisdiction. Each of Series Investment Fund and Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

(b)	Series Investment Fund is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of investments (indicating their market values) of Acquired Fund for the fiscal year ended December 31, 2004, such statements and schedule having been audited by Deloitte & Touche LLP, independent accountants, have been furnished to Acquiring Fund. Such statements of assets and liabilities and schedules of investments fairly present the financial position of Acquired Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

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(d)	The prospectus and statement of additional information dated May 1, 2004, previously furnished to Acquiring Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof in effect prior to the Exchange Date, which will be furnished to Acquiring Fund (collectively, the “Acquired Fund Prospectus”), do not, as of the date hereof, and will not, as of the Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that Acquired Fund makes no representation or warranty as to any information in the Acquired Fund Prospectus that does not specifically relate to Acquired Fund.

(e)	There are no material legal, administrative or other proceedings pending or, to the knowledge of Series Investment Fund or Acquired Fund, threatened against Series Investment Fund or Acquired Fund which assert liability or may, if successfully prosecuted to their conclusion, result in liability on the part of Series Investment Fund or Acquired Fund.

(f)	Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2004, those incurred pursuant to this Agreement, and those incurred in the ordinary course of Acquired Fund’s business as an investment company since such date. Prior to the Exchange Date, Acquired Fund will advise Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2004, whether or not incurred in the ordinary course of business.

(g)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

(h)	The Acquired Fund Proxy Statement, on the date of its filing (i) will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and on the date of the meeting of Acquired Fund’s shareholders referred to in Section 7(a) below and on the Exchange Date, the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by Series Investment Fund II or Acquiring Fund for use in the Acquired Fund Proxy Statement.

(i)	There are no material contracts outstanding to which Acquired Fund is a party, other than as disclosed in the Acquired Fund Prospectus.

(j)	All of the issued and outstanding shares of beneficial interest of Acquired Fund have been offered for sale and sold in conformity with all applicable federal securities laws.

(k)	Acquired Fund is and will at all times through the Exchange Date qualify for taxation as a “regulated investment company” under Sections 851 and 852 of the Code.

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(l)	The assets of the Acquired Fund have been and will be at all times through the Exchange Date sufficiently diversified so that each segregated account investing all its assets in Acquired Fund will be within the meaning of Section 817(h) of the Code and the applicable regulations thereunder.

(m)	Acquired Fund has filed or will file all federal and state tax returns which, to the knowledge of Series Investment Fund’s officers, are required to be filed by Acquired Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Acquired Fund. All tax liabilities of Acquired Fund have been adequately provided for on its books, and to the knowledge of Acquired Fund, no tax deficiency or liability of Acquired Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Acquired Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)	At both the Valuation Time and the Exchange Date, Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments and any other assets and liabilities of Acquired Fund to be transferred to Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to Acquiring Fund by Acquired Fund). As used in this Agreement, the term “Investments” shall mean Acquired Fund’s investments shown on the schedule of its investments as of December 31, 2004 referred to in Section 2(c) hereof, as supplemented with such changes as Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

(o)	No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of Acquiring Fund or Acquired Fund, except as previously disclosed to Acquiring Fund by Acquired Fund.

(p)	At the Exchange Date, Acquired Fund will have sold such of its assets, if any, as may be necessary to ensure that, after giving effect to the acquisition of the assets of Acquired Fund pursuant to this Agreement, Acquiring Fund will constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act. [This Section 2(p) does not apply to MML Small Company Opportunities Fund because it is a “non-diversified company” within the meaning of Section 5(b)(2) of the 1940 Act.]

3. Reorganization.

(a)

Subject to the requisite approval of the shareholders of Acquired Fund and to the other terms and conditions contained herein, Acquired Fund agrees to sell, assign, convey, transfer and deliver to Acquiring Fund, and Acquiring Fund agrees to acquire from Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of Acquired Fund, whether accrued or contingent (including cash received by Acquired Fund upon the liquidation by Acquired Fund of any investments purchased by Acquired Fund after December 31, 2004 and designated by

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Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of Merger Shares provided for in Section 4 and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, whether accrued or contingent, existing at the Valuation Time. Pursuant to this Agreement, Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of Acquired Fund, in complete liquidation of Acquired Fund.

(b)	As soon as practicable following the requisite approval of the shareholders of Acquired Fund, Acquired Fund will, at its expense, liquidate such of its portfolio securities as Acquiring Fund shall indicate it does not wish to acquire. Such liquidation will be substantially completed prior to the Exchange Date, unless otherwise agreed by Acquired Fund and Acquiring Fund.

(c)	Acquired Fund will pay or cause to be paid to Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Acquired Fund acquired by Acquiring Fund.

(d)	The Valuation Time shall be 4:00 p.m. Boston time on April 29, 2005, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4. Exchange date; valuation time.

On the Exchange Date, Acquiring Fund will deliver to Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of assets of Acquired Fund attributable to shares of Acquired Fund transferred to Acquiring Fund on such date less the value of the liabilities of Acquired Fund attributable to the shares of Acquired Fund assumed by Acquiring Fund on that date.

(a)	The net asset value of the Merger Shares to be delivered to Acquired Fund, the value of the assets attributable to the shares of Acquired Fund and the value of the liabilities attributable to the shares of Acquired Fund to be assumed by Acquiring Fund shall in each case be determined as of the Valuation Time.

(b)	The net asset value of the Merger Shares, and the value of the assets and liabilities of the shares of Acquired Fund shall be determined by Acquiring Fund, in cooperation with Acquired Fund, pursuant to procedures Acquiring Fund would use in determining the fair market value of Acquiring Fund’s assets and liabilities.

(c)	No adjustment shall be made in the net asset value of either Acquired Fund or Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(d)	Reserved.

(e)	Acquired Fund shall distribute the Merger Shares to the shareholders of Acquired Fund by furnishing written instructions to Acquiring Fund’s transfer agent which will as soon

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as practicable set up open accounts for each shareholder of Acquired Fund in accordance with written instructions furnished by Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, Acquiring Fund will not permit such shareholder to receive dividends and other distributions on the Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such Merger Shares until such shareholder has surrendered his or her outstanding Acquired Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the Merger Shares as provided in the preceding sentence, Acquiring Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Acquired Fund. Acquired Fund will, at its expense, request the shareholders of Acquired Fund to surrender their outstanding Acquired Fund certificates, or post adequate bond, as the case may be.

(f)	Acquiring Fund shall assume all liabilities of Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of Acquired Fund or otherwise.

5. Expenses, fees, etc.

(a)	All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation by Acquired Fund and Acquiring Fund of the transactions contemplated by this Agreement will be borne by Massachusetts Mutual Life Insurance Company. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of Acquiring Fund or Acquired Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

(b)	Reserved.

(c)	Reserved.

(d)	Reserved.

(e)	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6. Exchange date.

Delivery of the assets of Acquired Fund to be transferred, assumption of the liabilities of Acquired Fund to be assumed and the delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts, at 7:30 A.M. on the next full business day following the Valuation Time, or at such other time and date agreed to by Acquiring Fund and Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

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7. Shareholder approval; dissolution.

(a)	Series Investment Fund, on behalf of Acquired Fund, agrees to call a meeting of shareholders of Acquired Fund, as specified in the definitive Acquired Fund Proxy Statement, to solicit the approval of Acquired Fund’s shareholders of the matters contemplated by this Agreement.

(b)	Acquired Fund agrees that the liquidation and dissolution of Acquired Fund will be effected in the manner provided in the Agreement and Declaration of Trust of Series Investment Fund in accordance with applicable law and that on and after the Exchange Date, Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

(c)	Reserved.

8. Conditions to Acquiring Fund’s obligations.

The obligations of Acquiring Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of Series Investment Fund (including a majority of those Trustees who are not “interested persons” of Series Investment Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Series Investment Fund II (including a majority of those Trustees who are not “interested persons” of Series Investment Fund II, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at least a “majority of the outstanding voting securities” of Acquired Fund (as defined in Section 2(a)(42) of the 1940 Act).

(b)	That Acquired Fund shall have furnished to Acquiring Fund a statement of Acquired Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Acquired Fund’s behalf by Series Investment Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Acquired Fund since December 31, 2004, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Acquired Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

(c)	That Series Investment Fund, on behalf of Acquired Fund, shall have furnished to Acquiring Fund a statement, dated the Exchange Date, signed on behalf of Acquired Fund by Series Investment Fund’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)	Reserved.

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(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)	That Acquiring Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquiring Fund and dated the Exchange Date, to the effect that (i) Series Investment Fund is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Series Investment Fund, on behalf of Acquired Fund, and, assuming that the Acquired Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Series Investment Fund II, on behalf of Acquiring Fund, is a valid and binding obligation of Acquired Fund, (iii) Acquired Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to Acquiring Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Series Investment Fund’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Series Investment Fund or Acquired Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Series Investment Fund’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Series Investment Fund whose responsibility it is to advise Series Investment Fund and Acquired Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Series Investment Fund, on behalf of Acquired Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters as Acquiring Fund may reasonably deem necessary or desirable.

(g)

That Acquiring Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquiring Fund or its shareholders upon receipt of the Investments transferred to Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares, (iii) the basis to Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of Acquired Fund immediately prior to such exchange, (iv) Acquiring Fund’s holding periods with respect to the Investments will include the respective periods for which the Investments were held by Acquired Fund, and (v) Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and regulations thereunder. The opinion will express no view with respect to

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the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h)	That the assets of Acquired Fund to be acquired by Acquiring Fund will include no assets which Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

(i)	Reserved.

(j)	That Acquiring Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

(k)	That all proceedings taken by Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquiring Fund and Ropes & Gray LLP.

(l)	Reserved.

(m)	That Acquired Fund’s custodian shall have delivered to Acquiring Fund a certificate identifying all of the assets of Acquired Fund held by such custodian as of the Valuation Time.

(n)	That Acquired Fund’s transfer agent shall have provided to Acquiring Fund (i) the originals or true copies of all of the records of Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

(o)	That all of the issued and outstanding shares of beneficial interest of Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws and, to the extent that any audit of the records of Acquired Fund or its transfer agent by Acquiring Fund or its agents shall have revealed otherwise, either (i) Acquired Fund shall have taken all actions that in the opinion of Acquiring Fund or its counsel are necessary to remedy any prior failure on the part of Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of Acquiring Fund or its counsel, to indemnify Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of Acquired Fund to have offered and sold such shares in conformity with such laws.

(p)	Reserved.

(q)	That Acquired Fund shall have executed and delivered to Acquiring Fund an instrument of transfer dated as of the Exchange Date pursuant to which Acquired Fund will assign,

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transfer and convey all of the assets and other property to Acquiring Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9. Conditions to Acquired Fund’s obligations.

The obligations of Acquired Fund hereunder shall be subject to the following conditions:

(a)	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of Series Investment Fund (including a majority of those Trustees who are not “interested persons” of Series Investment Fund, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Series Investment Fund II (including a majority of those Trustees who are not “interested persons” of Series Investment Fund II, as defined in Section 2(a)(19) of the 1940 Act); and (iii) at least a “majority of the outstanding voting securities” of Acquired Fund (as defined in Section 2(a)(42) of the 1940 Act).

(b)	Reserved.

(c)	That Series Investment Fund II, on behalf of Acquiring Fund, shall have executed and delivered to Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which Acquiring Fund will assume all of the liabilities of Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement.

(d)	That Series Investment Fund II, on behalf of Acquiring Fund, shall have furnished to Acquired Fund a statement, dated the Exchange Date, signed on behalf of Acquiring Fund by Series Investment Fund II’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

(f)

That Acquired Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Acquired Fund and dated the Exchange Date, to the effect that (i) Series Investment Fund II is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, (ii) this Agreement has been duly authorized, executed, and delivered by Series Investment Fund II, on behalf of Acquiring Fund, and, assuming that the Acquired Fund Proxy Statement complies with the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Series Investment Fund, on behalf of Acquired Fund, is a valid and binding obligation of Acquiring Fund, (iii) the Merger Shares to be delivered to Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by Acquiring Fund and no shareholder of Acquiring Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not,

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and the consummation of the transactions contemplated hereby will not, violate Series Investment Fund II’s Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Series Investment Fund II or Acquiring Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Series Investment Fund II’s Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Series Investment Fund II whose responsibility it is to advise Series Investment Fund II and Acquiring Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Series Investment Fund II, on behalf of Acquiring Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

(g)	That Acquired Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code and Acquired Fund and Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Acquired Fund upon the transfer of the Investments to Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Acquired Fund, or upon the distribution of the Merger Shares by Acquired Fund to its shareholders, pursuant to this Agreement, (iii) no gain or loss will be recognized by the Acquired Fund shareholders on the exchange of their shares of Acquired Fund for Merger Shares, (iv) the aggregate tax basis of the Merger Shares an Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate tax basis of his or her Acquired Fund shares exchanged therefor, and (v) an Acquired Fund shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held Acquired Fund shares exchanged therefor, provided that the shareholder held Acquired Fund’s shares as a capital asset. The opinion will express no view with respect to the effect of the reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

(h)	That all proceedings taken by or on behalf of Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Acquired Fund and Ropes & Gray LLP.

(i)	Reserved.

(j)	That Acquired Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

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10. Indemnification.

(a)	Series Investment Fund, on behalf of Acquired Fund, will indemnify and hold harmless, out of the assets of Acquired Fund but no other assets, Series Investment Fund II, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Series Investment Fund or Acquired Fund contained in the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to Series Investment Fund or Acquired Fund required to be stated therein or necessary to make the statements relating to Series Investment Fund or Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Series Investment Fund. The Indemnified Parties will notify Series Investment Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). Series Investment Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if Series Investment Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. Series Investment Fund’s obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Series Investment Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(a) without the necessity of the Indemnified Parties’ first paying the same.

(b)

Series Investment Fund II, on behalf of Acquiring Fund, will indemnify and hold harmless, out of the assets of Acquiring Fund but no other assets, Series Investment Fund, its trustees and its officers (for purposes of this subparagraph, the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Series Investment Fund II or Acquiring Fund contained in the Acquired Fund Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Series Investment Fund II or Acquiring Fund required to be stated therein or necessary to make the statements relating to Series Investment Fund II or Acquiring Fund therein not misleading, including without limitation any amounts paid by any one or more of the

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Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Series Investment Fund II. The Indemnified Parties will notify Series Investment Fund II in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). Series Investment Fund II shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Series Investment Fund II elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Series Investment Fund II’s obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that Series Investment Fund II will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties’ first paying the same.

11. No broker, etc.

Each of Acquired Fund and Acquiring Fund represents that there is no person who has dealt with it, or Series Investment Fund or Series Investment Fund II, as applicable, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12. Termination.

Acquired Fund and Acquiring Fund may, by mutual consent of the trustees of Series Investment Fund and the trustees of Series Investment Fund II on behalf of Acquired Fund and Acquiring Fund, respectively, terminate this Agreement, and Acquired Fund or Acquiring Fund, after consultation with counsel and by consent of their trustees or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by             , 2005, this Agreement shall automatically terminate on that date unless a later date is agreed to by Acquired Fund and Acquiring Fund.

13. Rule 145.

Pursuant to Rule 145 under the 1933 Act, Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to Acquiring Fund’s transfer agent with respect to such shares. Acquired Fund will provide Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of Acquired Fund an affiliate of Acquired Fund on such date.

14. Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and

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relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15. Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16. Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Series Investment Fund and Series Investment Fund II are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of Series Investment Fund and Series Investment Fund II, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of Series Investment Fund or Series Investment Fund II, or shareholders of Acquired Fund or Acquiring Fund, individually but are binding only upon the assets and property of Acquired Fund and Acquiring Fund, respectively.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

MML Series Investment Fund II, on behalf of its Fund series

By:
Title:

MML Series Investment Fund, on behalf of its Fund series

By:
Title:

Massachusetts Mutual Life Insurance Company

By:
Title:

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Exhibit 2

MML Series Investment Fund II

Initial Nominating and Independent Trustees’ Matters Committee Charter

Adopted as of March [    ], 2005

Introduction

The Board of Trustees of MML Series Investment Fund II (the “Trust”), comprised of the initial sole Trustee of the Trust, has adopted this Initial Nominating and Independent Trustees’ Matters Committee Charter (the “Charter”) to govern the activities of its Nominating and Independent Trustees’ Matters Committee (the “Committee”).

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are as follows:

(i)	To identify individuals qualified to become independent[1] members of the Trust’s Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created;

(ii)	To evaluate the qualifications of Independent Trustee candidates;

(iii)	To nominate the Independent Trustee nominees for election or appointment to the Board;

(iv)	To set any necessary standards or qualifications for service on the Board; and

(v)	To perform such governance responsibilities as set forth herein.

The nomination of interested Trustees shall be the responsibility of the entire Board of Trustees.

Organization and Governance

(a) Composition. The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than two (2) Trustees. The members of the Committee each shall be an Independent Trustee and, except for the initial appointment of members of the Committee by the initial sole Trustee of the Trust, shall be appointed by the vote of a majority of the Trust’s Board of Trustees. The Board of Trustees may remove or replace any member of the Committee at any time in its sole discretion. The Board of Trustees may designate a member of the Committee as the chairperson of the Committee. A Committee member may resign from the Committee without resigning from the Board.

(b) Meetings. The Committee shall not have regularly scheduled meetings. Committee meetings shall be held as, and when, the Committee, its chairperson (if any) or the Trust’s Board of Trustees determines may be necessary or appropriate. The chairperson of the Committee shall preside at each meeting and, in the absence of the chairperson, one of the other members of the

[1]	For purposes of this Charter, an “Independent Trustee” shall mean a Trustee who is not an “interested person” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

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Committee shall be designated as the acting chair of the meeting. The chairperson (or acting chair) may direct appropriate members of the Trust’s management to prepare draft agendas and related background information for each Committee meeting.

(c) Meeting Proceedings. All meetings of the Committee shall be held pursuant to the Trust’s Bylaws, except as provided by law or the following provisions:

(i)	Notice. Notice shall be given as provided for meetings of the full Board of Trustees of the Trust.

(ii)	Quorum. At any Committee meeting, a majority of the Committee members then in office shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the members voting upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

(iii)	Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action properly before the meeting.

(iv)	Action by Writing. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if a majority of the Committee members consent to the action in writing. Such written consents shall be filed with the records of the meetings of the Committee and shall be treated for all purposes as a vote taken at a Committee meeting.

(v)	Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone, or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

(vi)	Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

(vii)	Reports. Reports of meetings of the Committee, and any recommendations of the Committee, shall be made to the Trust’s Board of Trustees at its next regularly scheduled meeting following the Committee meeting.

Identification of Independent Trustee Nominees

(a) Identification of Independent Trustee Nominees. In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (ii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below) and (v) any other source the Committee deems to be appropriate.

(b) Consideration of Independent Trustee Candidates Recommended by Trust Shareholders. The Committee will consider and evaluate nominee candidates properly submitted by shareholders in the same manner as it considers and evaluates candidates recommended by other sources. To be considered properly submitted, shareholder recommendations for Independent Trustee candidates must be submitted in accordance with the requirements of Appendix A.

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Qualifications for Independent Trustee Nominees

The Committee requires that all Independent Trustee candidates have a college degree or, in the judgment of the Committee, equivalent business experience. The Committee may take into account a wide variety of factors in considering Independent Trustee candidates, giving such weight to any individual factor(s) as they deem appropriate, including (but not limited to):

(i)	availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board;

(ii)	relevant industry and related experience;

(iii)	educational background;

(iv)	depth and breadth of financial expertise; and

(v)	an assessment of the candidate’s ability, judgment, expertise, reputation and integrity.

In the case of a shareholder recommended candidate, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Committee, including, without limitation, the amount of the Trust’s securities owned by the shareholder and the length of time such shares have been held by the shareholder.

Different factors may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Committee’s (or the Board’s) perception about future issues and needs.

Governance Responsibilities

(a) The Committee shall review and make recommendations to the full Board of Trustees regarding the compensation of Trustees and the Chief Compliance Officer as described more fully below.

(b) The Committee shall monitor the independence of legal counsel for the Independent Trustees.

(c) The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate fund(s) of the Trust.

(d) The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

Compensation Function

The Committee shall evaluate at least once every two years the level and structure of the compensation of the Independent Trustees. The Committee shall also evaluate at least once every year the level and structure of the compensation of the Trust’s Chief Compliance Officer. In fulfilling this role, among the factors the Committee shall consider are industry standards and norms for compensation of trustees and senior compliance officers. The Committee shall consider whether special compensation should be accorded to any Independent Trustee who serves as a committee chair or co-chair, including such position with the Committee. Following its evaluation, the Committee shall convey to the Independent Trustees and the full Board its recommendations regarding compensation. The compensation of the Trust’s Chief Compliance Officer must be approved separately by majority vote of the Independent Trustees and may not be changed without their approval.

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Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of the Trust must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the date of the meeting at which the Committee is to select a nominee for Independent Trustee.

3.	The Shareholder Recommendation must include:

(i)	a statement in writing setting forth:

(A)	the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the “Candidate”);

(B)	the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate;

(C)	any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust);

(D)	any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

(E)	whether the recommending shareholder believes that the Candidate is or will be an “interested person” of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the Candidate that will be sufficient for the Trust to make such determination;

(ii)	the written and signed consent of the Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books, the number of all shares of each series and class of the Trust owned beneficially and of record by the recommending shareholder;

2-4

(iv)	a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and

(v)	such other information as the Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee or to satisfy applicable law.

2-5

Exhibit 3

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO DIVERSIFICATION OF INVESTMENTS

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[m]ake an investment in the securities of any issuer if such investment when made would cause more than 5% of the value of the total assets of the Fund to be invested in such securities (other than U.S. Government securities), or, in the case of MML Equity [Fund], would cause more than 10% of the outstanding securities of any class of such issuer to be held by MML Equity [Fund];” or

The Fund may not “[h]old more than 10% of the voting securities of any one company”.

Note that the MML Equity Fund’s fundamental investment policies with respect to diversification set forth restrictions similar to the “diversified” fund requirements of the 1940 Act (which are discussed above in Proposal 2.A), but also prohibit the Fund from investing in securities of an issuer if such investment would cause the Fund to own more than 10% of the outstanding voting securities of any class of such issuer. This additional requirement is similar to, but varies somewhat from, the “diversified” fund requirements of the 1940 Act. Accordingly, as part of the Board’s recommendation that each of the affected Funds’ (including the MML Equity Fund’s) current fundamental investment restrictions with respect to diversification of investments be amended in order to conform the affected Funds’ restrictions to the statutory requirements of the 1940 Act, Proposal 2.A. would eliminate this additional restriction with respect to the MML Equity Fund.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [p]urchase any security (other than U.S. Treasury securities or U.S. Government securities) if as a result, with respect to 75% of the Fund’s assets, more than 5% of the value of the total assets (determined at the time of investment) of the Fund would be invested in the securities of a single issuer”; or

“Each of these Funds will not … [p]urchase any security (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities) if, as a result, with respect to 75% of the Fund’s assets, the Fund would hold more than 10% of the outstanding voting securities of an issuer.”

3-1

Exhibit 4

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PURCHASING SECURITIES ON MARGIN

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[p]urchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that each of MML Equity [Fund], MML Money Market [Fund], MML Managed Bond [Fund] and MML Blend [Fund] may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts”.

MML Small Company Opportunities Fund

The Fund “will not … [p]urchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, and except that the Fund may deposit and maintain funds with its custodian or brokers as margin in connection with its use of financial futures contracts”.

4-1

Exhibit 5

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN COMMODITIES AND COMMODITY CONTRACTS

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[p]urchase commodities or commodity contracts, except to the extent that each of MML Equity [Fund], MML Money Market [Fund], MML Managed Bond [Fund] and MML Blend [Fund] may enter into financial futures contracts”.

MML Small Company Opportunities Fund

The Fund “will not … [p]urchase commodities or commodity contracts, except to the extent that the Fund may enter into futures contracts, as described in the Prospectus and [the] Statement of Additional Information”.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [p]urchase physical commodities or commodity contracts (except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indices).”

5-1

Exhibit 6

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTMENT IN REAL ESTATE

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[p]urchase or sell real estate or interests in real estate, although it may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate”.

MML Small Company Opportunities Fund

The Fund “will not … [p]urchase or sell real estate or interests in real estate, although the Fund may purchase and sell marketable securities secured by, or of companies investing or dealing in, real estate”.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [i]nvest in … real estate or real estate mortgage loans. This restriction does not prevent the Fund from purchasing readily marketable securities secured or issued by companies investing or dealing in real estate … .”

6-1

Exhibit 7

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO MAKING LOANS

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[m]ake loans, except (i) through the acquisition of bonds, debentures, notes or other evidences of indebtedness in which the Fund is authorized to invest, (ii) in the case of MML Money Market [Fund], MML Managed Bond [Fund] and MML Blend [Fund], through repurchase agreements (repurchase agreements of each such Fund maturing in more than seven days not to exceed 10% of the value of the total assets of such Fund), (iii) in the case of MML Managed Bond [Fund], through the lending of portfolio securities with respect to not more than 10% of the total assets of the fund taken at current value, and (iv) in the case of MML Equity [Fund] and MML Blend [Fund], through the lending of portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value. (The present intention is that securities loans would be made to broker-dealers only pursuant to agreements requiring that the loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays the Fund an amount equal to any interest or dividends on the securities lent. The Fund also receives a portion of the interest on the securities purchased with the cash collateral (high-grade interest-bearing short-term obligations), or a fee from the borrower. Although voting rights, or rights to consent, with respect to the securities lent pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order to vote the securities on a material event affecting the investment. Such loans may also be called in order to sell the securities involved)”.

MML Small Company Opportunities Fund

The Fund “will not … [m]ake loans, except through the acquisition of bonds, debentures, notes, commercial paper, bankers’ acceptances or other evidences of indebtedness in which the Fund is authorized to invest. However, the Fund may lend portfolio securities with respect to not more than 33% of the total assets of the Fund taken at current value”.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [m]ake loans other than by investing in obligations in which the Fund may invest consistent with its investment objective and policies and other than repurchase agreements and loans of portfolio securities.”

7-1

Exhibit 8

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO BORROWING MONEY AND ISSUING SENIOR SECURITIES

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[b]orrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions and in reverse repurchase agreements, provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund’s borrowings (including all obligations under financial futures contracts on debt obligations”.

The Fund may not “[i]ssue senior securities, except to evidence permitted borrowings”.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [b]orrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund’s assets, except that the Fund may enter into reverse repurchase agreements or roll transactions. For purposes of calculating this limitation, entering into portfolio lending arrangements shall not be deemed to constitute borrowing money. The Fund would not make any additional investments while its borrowings exceeded 5% of its assets.”

“Each of these Funds will not … [i]ssue senior securities (as defined in the 1940 Act) except for securities representing indebtedness not prevented by [the immediately preceding] paragraph … .”

8-1

Exhibit 9

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO PLEDGING, MORTGAGING, AND/OR HYPOTHECATING FUND ASSETS

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[p]ledge or mortgage assets at market to an extent greater than 15% of the total assets of the Fund taken at cost”.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [p]ledge, mortgage or hypothecate assets taken at market to an extent greater than 15% of the total assets of the Fund except in connection with permitted transactions in options, futures contracts and options on futures contract, reverse repurchase agreements and securities lending.”

9-1

Exhibit 10

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO SHORT SALES

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[m]ake short sales of securities”.

MML Enhanced Index Core Equity Fund

MML Inflation-Protected Bond Fund

MML Small Cap Equity Fund

“Each of these Funds will not … [m]ake short sales, except for sales ‘against-the-box’.”

10-1

Exhibit 11

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO WRITING, PURCHASING OR SELLING PUTS, CALLS OR COMBINATIONS THEREOF

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[w]rite, purchase or sell puts, calls or combinations thereof, except each of MML Equity [Fund], MML Money Market [Fund], MML Managed Bond [Fund] and MML Blend [Fund] may write call options on the securities in its portfolio and enter into closing purchase transactions with respect thereto”.

MML Small Company Opportunities Fund

The Fund “will not … [w]rite, purchase or sell puts, calls or combinations thereof”.

11-1

Exhibit 12

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

MML Blend Fund

MML Equity Fund

MML Managed Bond Fund

MML Money Market Fund

The Fund may not “[i]nvest in securities of other investment companies, except (A) as part of a merger, consolidation or other corporate acquisition, or (B) by purchases in the open market at no more than customary brokers’ commissions, as a result of which not more than 5% of the value of the total assets of the Fund would be so invested and no more than 3% of the total outstanding voting stock of any one investment company would be held”.

MML Small Company Opportunities Fund

The Fund “will not … [p]urchase securities of investment companies except as permitted under the [1940 Act]”.

12-1

PROXY CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 18, 2005

FUND NAME PRINTS HERE (MML BLEND FUND, MML EQUITY FUND, MML MANAGED BOND FUND, MML MONEY MARKET FUND)

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints James S. Collins, Andrew M. Goldberg and Thomas M. Kinzler, and each of them separately, as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent and vote all the shares of the Fund(s) held of record as of February 18, 2005 which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Monday, April 18, 2005 at 1:00 p.m. (Springfield time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

This Proxy is being solicited on behalf of the Funds by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the proxy holder(s) on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, this Proxy will be voted FOR approval of such Proposal as set forth in the Proxy Statement

	ê	PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. Date:

Signature(s) and Title(s), if applicable             (Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

ê		ê	MML sp

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposals. As described in the Proxy Statement, if approved by shareholders at the Meeting, Proposals 2.A through 2.R will take effect on May 1, 2005. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

ê	Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

		FOR	AGAINST	ABSTAIN
Proposal 1	To approve the reorganization of the Fund from a separate series of the Trust into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.	☐	☐	☐	1
Proposal 2.A	To approve an amendment to the Fund’s fundamental investment restrictions with respect to diversification of investments.	☐	☐	☐	2.A
Proposal 2.B	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities on margin.	☐	☐	☐	2.B
Proposal 2.C	To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts.	☐	☐	☐	2.C
Proposal 2.D	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities of companies less than three years old.	☐	☐	☐	2.D
Proposal 2.E	To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in real estate.	☐	☐	☐	2.E
Proposal 2.H	To approve an amendment to the Fund’s fundamental investment restriction with respect to making loans.	☐	☐	☐	2.H
Proposal 2.I	To approve an amendment to the Fund’s fundamental investment restrictions with respect to borrowing money and issuing senior securities.	☐	☐	☐	2.I
Proposal 2.J	To approve the elimination of the Fund’s fundamental investment restriction with respect to pledging or mortgaging fund assets.	☐	☐	☐	2.J
Proposal 2.M	To approve the elimination of the Fund’s fundamental investment restriction with respect to short sales.	☐	☐	☐	2.M
Proposal 2.O	To approve the elimination of the Fund’s fundamental investment restriction with respect to making loans to any officer, trustee or director, or employee of the Trust or Massachusetts Mutual Life Insurance Company (“MassMutual”) or to MassMutual.	☐	☐	☐	2.O
Proposal 2.P	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing or holding the securities of any company, if securities of such company are owned by officers or directors or trustees of MassMutual or the Trust.	☐	☐	☐	2.P
Proposal 2.Q	To approve the elimination of the Fund’s fundamental investment restriction with respect to writing, purchasing or selling puts, calls or combinations thereof.	☐	☐	☐	2.Q
Proposal 2.R	To approve the elimination of the Fund’s fundamental investment restriction with respect to investing in securities of other investment companies.	☐	☐	☐	2.R
ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	MML 001 sp			ê

PROXY CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 18, 2005

FUND NAME PRINTS HERE (MML ENHANCED INDEX CORE EQUITY FUND, MML INFLATION-PROTECTED BOND FUND, MML SMALL CAP EQUITY FUND)

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints James S. Collins, Andrew M. Goldberg and Thomas M. Kinzler, and each of them separately, as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent and vote all the shares of the Fund(s) held of record as of February 18, 2005 which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of the Trust, to be held at the offices of the Trust, 1295 State Street, Springfield, MA 01111, on Monday, April 18, 2005 at 1:00 p.m. (Springfield time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

This Proxy is being solicited on behalf of the Funds by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the proxy holder(s) on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, this Proxy will be voted FOR approval of such Proposal as set forth in the Proxy Statement

	ê	PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. Date:

Signature(s) and Title(s), if applicable             (Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

ê		ê	MML sp

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposals. As described in the Proxy Statement, if approved by shareholders at the Meeting, Proposals 2.A through 2.R will take effect on May 1, 2005. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

ê	Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

		FOR	AGAINST	ABSTAIN
Proposal 1	To approve the reorganization of the Fund from a separate series of the Trust into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.	☐	☐	☐	1
Proposal 2.A	To approve an amendment to the Fund’s fundamental investment restrictions with respect to diversification of investments.	☐	☐	☐	2.A
Proposal 2.C	To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts.	☐	☐	☐	2.C
Proposal 2.E	To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in real estate.	☐	☐	☐	2.E
Proposal 2.F	To approve an amendment to the Fund’s fundamental investment restriction with respect to participation in the underwriting of securities.	☐	☐	☐	2.F
Proposal 2.H	To approve an amendment to the Fund’s fundamental investment restriction with respect to making loans.	☐	☐	☐	2.H
Proposal 2.I	To approve an amendment to the Fund’s fundamental investment restrictions with respect to borrowing money and issuing senior securities.	☐	☐	☐	2.I
Proposal 2.J	To approve the elimination of the Fund’s fundamental investment restriction with respect to pledging, mortgaging and/or hypothecating fund assets.	☐	☐	☐	2.J
Proposal 2.M	To approve the elimination of the Fund’s fundamental investment restriction with respect to short sales.	☐	☐	☐	2.M
Proposal 2.N	To approve the elimination of the Fund’s fundamental investment restriction with respect to investing in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.	☐	☐	☐	2.N
ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	MML 002 sp			ê

PROXY CARD

MML SERIES INVESTMENT FUND (the “Trust”)

1295 State Street, Springfield, Massachusetts 01111

Special Meeting of Shareholders to be held on April 18, 2005

FUND NAME PRINTS HERE (MML SMALL COMPANY OPPORTUNITIES FUND)

INSURANCE COMPANY NAME PRINTS HERE

The undersigned hereby appoints James S. Collins, Andrew M. Goldberg and Thomas M. Kinzler, and each of them separately, as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent and vote all the shares of the Fund(s) held of record as of February 18, 2005 which the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Meeting”) of the Fund, a series of the Trust, to be held at the offices of the Trust, 1295 State Street Springfield, MA 01111, on Monday, April 18, 2005 at 1:00 p.m. (Springfield time), and at any and all of the adjournments thereof, upon such business as may properly be brought before the Meeting.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This Proxy may be revoked at any time before it is exercised.

This Proxy is being solicited on behalf of the Funds by the Trust’s Board of Trustees. When properly executed, this Proxy will be voted in the manner directed herein by the undersigned shareholder(s), and will be voted in the discretion of the proxy holder(s) on any other matters that may properly come before the Meeting or any adjournment(s) thereof. If no direction is given as to a Proposal, this Proxy will be voted FOR approval of such Proposal as set forth in the Proxy Statement

	ê	PLEASE VOTE, DATE AND SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. Date:

Signature(s) and Title(s), if applicable             (Sign in the Box)

Please sign exactly the name(s) that appear(s) on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person. If joint owners, either owner may sign this Proxy.

ê		ê	MML sp

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS SET FORTH BELOW.

Indicate your vote by marking one of the boxes beside the Proposals. As described in the Proxy Statement, if approved by shareholders at the Meeting, Proposals 2.A through 2.R will take effect on May 1, 2005. THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE “FOR” THE FOLLOWING:

ê	Please fill in box as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.	☒	ê

		FOR	AGAINST	ABSTAIN
Proposal 1	To approve the reorganization of the Fund from a separate series of the Trust into a separate, corresponding series of MML Series Investment Fund II, a newly organized Massachusetts business trust, pursuant to an Agreement and Plan of Reorganization of the Fund.	☐	☐	☐	1
Proposal 2.B	To approve the elimination of the Fund’s fundamental investment restriction with respect to purchasing securities on margin.	☐	☐	☐	2.B
Proposal 2.C	To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in commodities and commodity contracts.	☐	☐	☐	2.C
Proposal 2.E	To approve an amendment to the Fund’s fundamental investment restriction with respect to investment in real estate.	☐	☐	☐	2.E
Proposal 2.G	To approve an amendment to the Fund’s fundamental investment restriction with respect to participation in the underwriting of securities and purchasing restricted securities.	☐	☐	☐	2.G
Proposal 2.H	To approve an amendment to the Fund’s fundamental investment restriction with respect to making loans.	☐	☐	☐	2.H
Proposal 2.K	To approve an amendment of the Fund’s fundamental investment restriction with respect to borrowing money, issuing senior securities and pledging, mortgaging or hypothecating fund assets.	☐	☐	☐	2.K
Proposal 2.L	To approve an amendment of the Fund’s fundamental investment restriction with respect to concentrating investments in an industry.	☐	☐	☐	2.L
Proposal 2.O	To approve the elimination of the Fund’s fundamental investment restriction with respect to making loans to any officer, trustee or director, or employee of the Trust or Massachusetts Mutual Life Insurance Company (“MassMutual”) or to MassMutual.	☐	☐	☐	2.O
Proposal 2.Q	To approve the elimination of the Fund’s fundamental investment restriction with respect to writing, purchasing or selling puts, calls or combinations thereof.	☐	☐	☐	2.Q
Proposal 2.R	To approve the elimination of the Fund’s fundamental investment restriction with respect to investing in securities of other investment companies.	☐	☐	☐	2.R
ê	PLEASE SIGN AND DATE ON THE REVERSE SIDE.	MML 003 sp			ê